                                                                  EXHIBIT 10.12

                                                                  EXECUTION COPY

                              OrCal Geothermal Inc.

                                  $165,000,000

                  6.21% Senior Secured Notes due December 2020

                             Note Purchase Agreement

                                                                December 2, 2005

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

     OrCal Geothermal Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Lehman Brothers Inc. (the "Purchaser"), $165,000,000 in
aggregate principal amount of 6.21% Senior Secured Notes due December 2020 (the
"Notes") on the terms and in the manner set forth herein. The Notes will initially be unconditionally guaranteed when issued on a senior secured basis
(the "Guarantees") by OrHeber 1 Inc., a Delaware corporation ("OrHeber 1"),
OrHeber 2 Inc., a Delaware corporation ("OrHeber 2"), Second Imperial Geothermal
Company, a California limited partnership ("SIGC"), Heber Field Company, a
California general partnership ("HFC") and Heber Geothermal Company, a
California general partnership ("HGC" and collectively with OrHeber 1, OrHeber
2, SIGC and HFC, each a "Guarantor" and collectively, the "Guarantors"). The
Notes and the Guarantees are referred to collectively herein as the
"Securities."

     The Notes will initially be sold by the Company to the Purchaser without being registered under the Securities Act of 1933, as amended (the "Securities
Act"), in reliance on certain exemptions from registration.

     The Securities are to be issued pursuant to an indenture among the Company, the Guarantors and Union Bank of California, N.A., as trustee (the "Trustee") to be dated as of December 8, 2005 (as amended, modified, supplemented and in effect from time to time, the "Indenture").

     The Purchaser is entitled to resell, subject to the conditions set forth herein, all of the Securities to subsequent investors at any time after the date of this Note Purchase Agreement (this "Agreement"). The Securities are to be offered and sold through the Purchaser to such subsequent investors without being registered under the Securities Act in reliance upon certain exemptions from registration. As used herein, (a) "Preliminary Offering Memorandum" means the preliminary offering memorandum dated November 28, 2005, including the annexes thereto and the documents incorporated by reference therein, relating to both the Securities to be resold outside the United States pursuant to
Regulation S ("Regulation S") under the Securities Act and the Securities to be resold in the United States pursuant to Rule 144A ("Rule 144A") under the
Securities Act, (b) the "Offering Memorandum" means the offering memorandum dated December 2, 2005, including the annexes thereto and the documents incorporated by reference therein, relating to the foregoing, and (c) the
Preliminary Offering Memorandum and the Offering Memorandum, as either may be amended or supplemented prior to the Time of Delivery (as defined in Section
5(a) hereof), are referred to herein collectively as the "Offering Materials."

     Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.

     1. Preliminary Offering Memorandum and Offering Memorandum.

     The Securities will be offered and sold (or in the case of the Guarantees, issued) to the Purchaser without registration under the Securities Act, in reliance on an exemption pursuant to Section 4(2) under the U.S. Securities Act of 1933, as amended (the "Securities Act"). The Company has prepared the
Offering Materials, setting forth information regarding the Company, the
Guarantors and the Securities. The Company hereby confirms that it has authorized the use of the Offering Materials in connection with the offering and resale of the Securities by the Purchaser.

     It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Notes (and all securities issued in exchange therefor or in substitution thereof) will bear the following legend
(along with such other legends as required by the Indenture):

     "THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED
     STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY
     NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A
     PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL
     BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING
     FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER
     IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE
     TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE
     SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE
     SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF

                                        2

     AVAILABLE), (4) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE
     MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT, IN A
     TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES
     ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION
     REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE
     COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT
     UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY
     LAWS OF THE STATES OF THE UNITED STATES."

     You have advised the Company that you will make offers of and sell the
Securities (the "Exempt Resales") purchased by you hereunder on the terms set forth in the Offering Memorandum, solely to (i) Persons whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the
Securities Act ("QIBs") and (ii) outside the United States to certain Persons in offshore transactions in reliance on Regulation S under the Securities Act.
Those Persons specified in clauses (i) and (ii) are referred to herein as the
"Eligible Purchasers". You will offer the Securities to Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

     2. Representations, Warranties and Agreements.

     As of the date hereof, the Company and each of the Guarantors, jointly and severally, represent and warrant to the Purchaser, as follows:

          (a) Accurate Disclosure. The Offering Materials, including any amendments or supplements thereto issued by the Company, and the information required to be delivered to holders and prospective purchasers of the Securities on or prior to the Time of Delivery pursuant to the Indenture and in accordance with Rule 144A(d)(4) under the Securities Act do not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein
(as set forth in Section 9(a) hereof), (ii) the report prepared by the
Independent Engineer (as defined below) and included as Annex A to the Offering
Materials (the "Independent Engineer's Report") or excerpts therefrom (except as set forth in the next sentence), (iii) the report prepared by the Geothermal
Consultant (as defined below) and included as Annex B to the Offering Materials
(the "Geothermal Consultant's Report") or excerpts therefrom (except as set forth in the next sentence), (iv) the report prepared by the Independent Energy
Market Consultant (as defined below) and included as Annex C to the Offering
Materials (the "Independent Energy Market Consultant's Report") or excerpts therefrom (except as set forth in the next sentence), or (v) the projections referenced in 2(y) below. The factual information provided by the Company to
Stone & Webster Management Consultants, Inc. (the

                                        3

"Independent Engineer") for inclusion in the Independent Engineer's Report, to
GeothermEx, Inc. (the "Geothermal Consultant") for inclusion in the Geothermal
Consultant's Report and to DAI Management Consultants, Inc. (the "Independent
Energy Market Consultant") for inclusion in the Independent Energy Market
Consultant's Report does not, as of the date hereof, and will not, as of the
Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements in the factual information so provided, in the light of the circumstances under which they were made, not misleading.

          (b) Use of Offering Materials. The Offering Materials have been prepared by the Company for use by the Purchaser in connection with the Exempt
Resales. No order or decree prohibiting the use of the Offering Materials, or any order or decree asserting that the transactions contemplated by this
Agreement are subject to the registration requirements of the Securities Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, the Guarantors or any Person acting on their behalf, is contemplated.

          (c) Compliance with GAAP. The audited consolidated financial statements (including the related notes and supporting schedules, if any) of the
Company and its Subsidiaries (as defined below) contained in the Offering
Materials have been prepared in conformity with GAAP and fairly present the financial condition, results of operations and cash flows of the Company and its
Subsidiaries as of and for the dates set forth therein.

          (d) Interim Financial Statements. The unaudited consolidated interim financial statements of the Company and its Subsidiaries contained in the
Offering Materials were prepared in conformity with GAAP on a basis consistent with the Company's most recent audited financial statements so included and fairly present the financial condition, results of operations and cash flows of the Company and its Subsidiaries as of and for the dates set forth therein.

          (e) Marketable Title; Absence of Liens. Except as disclosed in the
Offering Materials, the Company and each of its Subsidiaries has good and marketable title to all real properties and all other properties and assets respectively owned by it (collectively, the "Assets"), in each case free from all Liens other than Permitted Liens. Except as disclosed in the Offering
Materials, the Company and each of its Subsidiaries holds any leased real or personal property (including without limitation, geothermal resources) under valid and enforceable leases and has rights of access and use under valid and enforceable easements, in the case of each lease and easement with no material exceptions. The lessors under all of the leases set forth on Annex A hereto have consented to and ratified the terms of the Unit Agreement, among HFC and each lessor listed as a party therein, dated on or about June 16, 1978, as amended.
The Material Project Documents (as defined below) are valid and binding agreements enforceable by the Company or its Subsidiaries, as applicable, in accordance with their terms except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity
(regardless of whether enforceability is considered in a proceeding in equity or at law).

                                        4

          (f) Operation of Projects. (i) The material mechanical, electrical and other operating systems on and in the Projects are in all material respects in good working order (ordinary wear and tear excepted) and repair and are adequate in all material respects for the operation of the Projects by the Company and its Subsidiaries as described in the Offering Materials;

               (ii) Other than as described in the Offering Materials or as set forth on Annex C hereto, the use of the Projects as described in the Offering
Memorandum does not in any material respect depend on any variance, special exception or other local or municipal Governmental Approval that has not been obtained by or for the benefit of the Company or its Subsidiaries, as applicable, and all material building, construction, ownership, operation and maintenance, environmental, water and use related Governmental Approvals necessary for such use, except those set forth on Annex C hereto, have been issued and are in full force and effect; and

               (iii) Except as set forth in the Offering Materials, all of the power purchase agreements, plant connection agreements, transmission services agreements, fluid and water supply agreements, operation and maintenance agreements and other similar agreements necessary for the operation and maintenance of the Projects by the Company and its Subsidiaries as described in the Offering Materials (the "Material Project Documents") are listed on Annex B hereto.

          (g) Due Organization, etc. (i) The Company has been duly organized, is validly existing and in good standing as a corporation under the laws of the
State of Delaware;

               (ii) The entities listed on Schedule B hereto will be all of the direct and indirect subsidiaries of the Company (each, a "Subsidiary" and collectively, the "Subsidiaries") at the Time of Delivery. Each Subsidiary has
been duly organized, is validly existing and is in good standing as a corporation, limited partnership, or general partnership, as the case may be, under the laws of the States indicated on Schedule B hereto;

               (iii) The Company and each of the Subsidiaries has all requisite power and authority to own, lease and/or operate and maintain its properties and conduct its business as described in the Offering Materials and to execute, deliver and perform its obligations under, or as contemplated by, the
Transaction Documents; and

               (iv) The Company and each of the Subsidiaries is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification; except, in each case, where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

          (h) ERISA. (i) The Company and each of the Subsidiaries are in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder or any similar non-United States laws to the extent that they relate to any Plan.
Neither the Company nor any of its Subsidiaries maintains or contributes to or has maintained or contributed to or has any liability with respect to a Plan subject to Title

                                        5

IV of ERISA or Section 412 of the Code or Section 302 of ERISA or any similar non-United States laws (including without limitation any liability with respect to any Plan subject to Title IV of ERISA or Section 412 of the Code or Section
302 of ERISA maintained or contributed to by an ERISA Affiliate) with respect to which any liability, including, without limitation, any contingent, potential or secondary liability, continues to exist; and

               (ii) The execution and delivery of this Agreement and the
issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1) of the Code that is not otherwise exempt. The representation by the Company set forth in the immediately preceding sentence is made in reliance upon and subject to the accuracy of the representation of each purchaser of the Notes set forth in the
Offering Memorandum in paragraph (7) under the caption "Notice to Investors".

               (iii) As used in this paragraph (h):

                    (A) "Code" means the Internal Revenue Code of 1986, as
          amended;

                    (B) "ERISA" means the Employee Retirement Income Security
          Act of 1974, as amended;

                    (C) "ERISA Affiliate" means any trade or business (whether or not incorporated) that is member of a group of which the Company or any Subsidiary, as the case may be, is a member and which is treated as a single employer under Section 414 of the Code; and

                    (D) "Plan" means any "employee benefit plan" within the
          meaning of Section 3(3) of ERISA (1) which is maintained in whole or in part for current or former employees (or any beneficiary thereof)
          of the Company or any Subsidiary, as the case may be or (2) with respect to which the Company, any Subsidiary, as the case may be, could have a direct or indirect, actual or contingent liability;
          included (without limitation) in this category shall be any multiemployer plan (as defined in Section 4001(a)(3) of ERISA) to which the Company, any Subsidiary or any ERISA Affiliate, as the case may be, is making or has an obligation to make contributions, or has at the Time of Delivery (as defined in Section 5(a) hereof) any outstanding actual or contingent liability.

          (i) Business Activities. Except as described in the Offering
Materials, neither the Company, nor any of the Subsidiaries, have any direct or indirect equity ownership interest in any corporation, partnership, joint venture or other entity other than the Subsidiaries. The Company and the
Subsidiaries have not engaged in any business or activity other than as disclosed in the Offering Materials.

          (j) Capitalization. The capitalization of the Company and the
Subsidiaries, after giving effect to the offering of the Notes and the application of the proceeds therefrom, will be as set forth in the Offering
Memorandum; the issued and outstanding shares of Capital Stock

                                        6

of the Company and the Subsidiaries, as the case may be, have been duly and validly authorized and issued, are fully paid and nonassessable and are free from all Liens; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any equity interest in the Company or the Subsidiaries. All of the issued and outstanding
Capital Stock of the Company is owned, free from all liens and encumbrances, by
Ormat Nevada Inc.

          (k) Authorization and Enforceability of Transaction Documents. (i) All
action on the part of the Company and the Guarantors that is required for the authorization, execution, delivery and performance of this Agreement has been and, at or prior to the Time of Delivery, all action on the part of the Company, the Guarantors and Ormat Nevada Inc. that is required for the authorization, execution, delivery and performance of any other Transaction Document (except for Project Documents relating to the Heber 1 Project and the Heber 2 Project that were executed and delivered by a Person other than any of the Guarantors prior to the Time of Delivery) and the Letter of Representations to The
Depository Trust Company ("DTC") relating to the eligibility of the Securities for inclusion in the DTC book-entry system (the "Letter of Representations"), in each case, has been or will be duly and effectively taken, and, at or prior to the Time of Delivery, the execution, delivery and performance of each
Transaction Document (except for Project Documents relating to the Heber 1
Project and the Heber 2 Project that were executed and delivered by a Person other than any of the Guarantors prior to the Time of Delivery) and the Letter of Representations will not require the approval or consent of any holder or trustee of any debt or other obligations or securities of the Company, any
Guarantor or Ormat Nevada Inc. which will not have been obtained at or prior to the Time of Delivery.

               (ii) This Agreement has been and, at or prior to the Time of
Delivery, any other Transaction Document (except for Project Documents relating to the Heber 1 Project and the Heber 2 Project that were executed and delivered by a Person other than any of the Guarantors prior to the Time of Delivery) to which the Company or any Guarantor is a party and the Letter of Representations has been or will be, duly executed and delivered by the Company and the
Guarantors. Each Transaction Document to which the Company, any Subsidiary or
Ormat Nevada Inc. is a party, other than this Agreement and the Securities, will constitute, at the Time of Delivery, a legal, valid and binding obligation of the Company, each Subsidiary and Ormat Nevada Inc. enforceable against the
Company, each Subsidiary and Ormat Nevada Inc. in accordance with the terms hereof or thereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and (ii) is subject to general principles of equity
(regardless of whether enforceability is considered in a proceeding in equity or at law).

          (l) Authorization and Enforceability of Securities. The Securities
have been duly authorized and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company and the Guarantors enforceable against the Company and the Guarantors in accordance with the terms thereof, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization,

                                        7

fraudulent conveyance, moratorium or other similar
laws affecting the enforcement of creditors' rights and remedies generally and
(ii) is subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The
Securities, the Indenture and each of the other Financing Documents will conform in all material respects to the description thereof in the Offering Materials, and the Securities will be entitled to the benefits provided by the Indenture and each of the other Financing Documents.

          (m) Ranking. When the Securities are issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of this Agreement and the Indenture, each of the Securities will (i) rank pari passu without any preference among themselves and (ii) constitute Senior Secured Obligations as defined in the
Offering Materials.

          (n) Property Rights. The leases, easements, licenses, rights of way and other rights possessed by the Company and the Subsidiaries listed on Annex A hereto (the "Material Real Property Interests") provide the Company and the
Subsidiaries, as the case may be, with all rights and property interests required to enable the Company and the Subsidiaries to obtain, in all material respects, all services, materials (including without limitation geothermal resources) or rights (including without limitation access rights and rights to extract and develop geothermal resources) required for the operation and maintenance of the Projects, as contemplated by the Offering Memorandum including, without limitation, as contemplated in the pro forma projections for the Project (the "Pro Forma Projections").

          (o) Title Policy. The Policy of Title Insurance to be provided pursuant to Section 8(j) herein covers all of the Material Real Property
Interests.

          (p) Defaults under Material Project Documents. (i) Neither the Company nor any Subsidiary nor, to the knowledge of the Company and the Guarantors, any other party to a Material Project Document, is in default (and no event has occurred which with lapse of time or notice or action by a third party could result in a default) in any material respect in the performance of or compliance with any Material Project Document, (ii) except as described in the Offering
Materials, each Material Project Document is in full force and effect and (iii)
to the knowledge of the Company, no Force Majeure event has occurred and is continuing under any Material Project Document. Except as described in the
Offering Materials, each of the other Project Documents described in the
Offering Materials is in full force and effect.

          (q) Non-contravention. Neither the execution or delivery of this
Agreement, any other Financing Document, the Letter of Representations or any of
the transactions contemplated hereby or thereby nor the performance of or compliance with the terms and conditions hereof or thereof (i) contravenes in any material respect any Applicable Law, (ii) constitutes a default under or results in the violation of the provisions of the organizational documents of the Company or any Subsidiary, (iii) results in the creation or imposition of any Liens (other than Permitted Liens) on any assets or properties of the
Company or any of the Subsidiaries, or (iv) constitutes a default under or results in the violation of any other material agreement, contract or instrument to which the Company or any of the Subsidiaries is a party or by which they or any of their properties or assets are bound.

                                        8

          (r) Governmental Approvals. (i) Other than as described in the
Offering Materials or as set forth on Annex C hereto, the Company, each of the
Subsidiaries and the Projects is in compliance in all material respects with all
Governmental Approvals applicable to the Company, the Subsidiaries, and the
Projects, as the case may be.

               (ii) All Governmental Approvals which are required to be obtained in connection with (i) the ownership, construction, operation and maintenance of the Projects as described in the Offering Materials and (ii) the issuance and sale of the Securities and the execution, delivery and performance by the
Company and the Subsidiaries of the Transaction Documents have been or will be at the Time of Delivery duly obtained, were or will be at the Time of Delivery validly issued and are or will be at the Time of Delivery in full force and effect, final, not subject to appeal (and all applicable statutory appeal periods have or will have at the Time of Delivery expired, except for
Governmental Approvals which do not have statutory limits on appeal periods), held in the name of the Company or such Subsidiary, as the case may be, or other appropriate party and free from conditions which the Company or such Subsidiary, as the case may be, does not reasonably expect either it or such other appropriate party, as applicable, will be able to satisfy, except (A) as set forth on Annex C hereto or in the Offering Memorandum, (B) those which are not required to be obtained as of the date hereof or as of the Time of Delivery (and which the Company expects will be obtained in the ordinary course) or (C) such as may be required under state securities or blue sky laws of the various states in the United States. There are no proceedings pending, with respect to the
Company or the Subsidiaries that may result in a rescission, termination, modification, or suspension of any Governmental Approval of the Company or any
Subsidiary. The Company and the Subsidiaries have no reason to believe that any
Governmental Approvals not required to have been obtained on the date hereof or as of the Time of Delivery (or amendments, renewals or reissuance of any
Governmental Approvals required after the date hereof) will not be obtained by the Company or the relevant Subsidiary, as the case may be, on or before the date such Governmental Approval, amendment, renewal or reissuance is required.

          (s) Legal and other Proceedings. Other than as set forth in the
Offering Materials, there is no material legal or governmental action, suit, proceeding or investigation pending before any Governmental Authority to which the Company or any Subsidiary is a party or to which any property of the Company or any Subsidiary is subject or affecting the Company, any Subsidiary, or their respective properties.

          (t) Taxes. The Company and the Subsidiaries have filed all material federal, state, local and foreign tax returns that are required to be filed and have paid all material taxes required to be paid and any related assessments, fines or penalties, except for any such tax, assessment, fine or penalty that is being contested in good faith and by appropriate proceedings and for which appropriate reserves have been allocated to the extent required and in accordance with GAAP.

          (u) Insurance. The Company and the Subsidiaries have in full force and effect, insurance with reputable insurers covering the Projects and their other assets, properties, operations, personnel and businesses against such losses, damage, risks and hazards as are

                                        9

consistent with customary industry practice to protect the Company, the
Subsidiaries and their respective businesses.

          (v) Compliance with Laws; Environmental Laws. Other than as described in the Offering Memorandum or as set forth on Annex C hereto, (i) each of the
Company and the Subsidiaries are in compliance in all material respects with all
Applicable Laws, (ii) the Company, the Subsidiaries (and their affiliates acting on their behalf) and the Projects are in compliance in all material respects with all applicable Environmental Laws, (iii) there are no pending or, to the
Company's knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Liens, notices of non-compliance or violation, investigations or proceedings relating to any Environmental Law against the Company, the Subsidiaries or the Projects, and (iv) there are no conditions, events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remedial action or any action, investigation, claim, suit, or proceeding by a private party or government body or agency, against or affecting the Company, the Subsidiaries or the Projects relating to
Hazardous Substances or Environmental Laws. For purposes of this subsection (v),
"Environmental Law" means any national, regional or local law, statute, ordinance, rule, regulation, code, principle of common law, license, permit, authorization, approval, consent, order, judgment, decree, injunction, requirement or agreement with any Governmental Authority relating to the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or to human health or safety, including, without limitation, statutes, regulations, and rules of common law regulating or imposing liability or standards of conduct with respect to (A)
emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or wastes into the environment, or (B) the exposure to, or use, storage, recycling, treatment, generation, manufacturing, transportation, processing, handling, labeling, production, release or disposal of any Hazardous Substances, in each case as amended and as now in effect; and "Hazardous Substance" means any substance presently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated under any
Environmental Law, including asbestos containing materials, petroleum and petroleum containing products.

          (w) Intellectual Property. To the Company's and the Guarantors'
knowledge, the Company and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to operate the Projects as contemplated by the Offering Materials, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights.

          (x) Investment Company Act. The Company and the Subsidiaries are not
and, after giving effect to the offering and sale of the Securities, neither the
Company nor any Subsidiary will be, an "investment company," or an entity
"controlled" by an investment company, as such terms are defined in the
Investment Company Act of 1940, as amended (the "Investment Company Act").

                                       10

          (y) Projections. The financial projections and other projected financial and operating data relating to the Company, the Subsidiaries and the
Projects contained in the Offering Materials (including, without limitation, in the Independent Engineer's Report, the Geothermal Consultant's Report and the
Independent Energy Market Consultant's Report) (i) are, in the judgment of the
Company and the Guarantors as to the matters covered thereby, reasonable as of their date, and (ii) are based on assumptions that the Company and the
Guarantors consider reasonable as to all factual and legal matters material to the estimates therein and (iii) are in all material respects consistent with the provisions of the Transaction Documents. To the knowledge of the Company and the
Guarantors, none of the information forming the basis of such projections and assumptions has changed since they were originally prepared so as to materially affect such projections and assumptions.

          (z) Rule 144A/Regulation S. (i) The Securities are eligible for resale pursuant to Rule 144A and when the Securities are issued and delivered pursuant to the Indenture and this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A) as securities which are listed on a national securities exchange registered under Section 6 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act") or quoted in a U.S.
automated inter-dealer quotation system.

               (ii) Except for the offer and sale of the Securities as
contemplated under this Agreement, none of the Company or any of its Affiliates, nor any Person acting on its or their behalf (x) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any
U.S. person (as such terms are defined in Regulation S under the Securities Act)
the Securities or any security of the same class or series as the Securities or
(y) has offered or will offer or sell the Securities or any such other securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities
Act or (B) with respect to any such securities sold in reliance on Rule 903 of
Regulation S, by means of any directed selling efforts within the meaning of
Rule 902(c) of Regulation S. The Company, its Affiliates and any Person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Neither the Company nor any of its
Affiliates have entered and neither the Company nor any of its Affiliates will enter into any contractual arrangement with respect to the distribution of the
Securities except for this Agreement.

               (iii) The proceeds to the Company from the offering of the
Securities will not be used to purchase or carry any security in any manner which would violate Regulations T, U or X of the Federal Reserve Board.

          (aa) Securities Act Registration. Subject to compliance by the
Purchaser with the representations, warranties and agreements set forth in
Section 4 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser (and in connection with the original resale of the Securities by the Purchaser) in the manner contemplated by this
Agreement and the Offering Materials to register the Securities under the
Securities Act or to qualify the Indenture under the Trust Indenture Act of
1939.

          (bb) Brokerage Commissions. Except as disclosed in the Offering
Materials, there are no contracts, agreements or understandings between the
Company or any Affiliate of

                                       11

the Company and any other Person that would give rise to a valid claim against the Company or the Purchaser for a brokerage commission, finder's fee or other like payment in connection with the issuance, sale or delivery of the
Securities.

          (cc) Bank Accounts. At the Time of Delivery, the Company and the
Subsidiaries will not have any bank accounts, except as expressly contemplated in the Offering Materials, the Indenture and the Depositary Agreement.

          (dd) Abandonment. The Company and the Subsidiaries have not abandoned
(and do not intend to abandon) any of the Projects or any Plant.

          (ee) Project Documents. All of the Project Documents previously provided to the Purchaser are true, complete and correct copies in all material respects.

          (ff) Solvency. After giving effect to the issuance of the Securities by the Company and the Guarantors, the use of proceeds therefrom and the performance by the Company and the Guarantors of their respective obligations pursuant to the Transaction Documents, the sum of the Assets, at a fair valuation, of each of the Company and the Subsidiaries will exceed their respective debts and the Company and the Guarantors will not have incurred (as a result of the issuance of the Securities and the assumption of their obligations pursuant to the Transaction Documents) and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature.

          (gg) Labor Matters. Neither the Company nor any Subsidiary has any
employees. To the Company's knowledge, no labor dispute exists with the employees of Ormat Nevada Inc. that provide services to the Projects that would result in a Material Adverse Effect.

          (hh) Collateral. The Company and the Guarantors have delivered or, at the Time of Delivery, will deliver to the Collateral Agent all Collateral which, pursuant to Applicable Law, must be delivered to the Collateral Agent in order to perfect the security interest therein as a first priority Lien (including, without limitation, any letters of credit, bonds or notes for which the Company or a Guarantor is the beneficiary).

          (ii) Security Documents. The Security Documents create valid first priority liens on and/or security interests in all of the Collateral in favor of the Secured Parties, subject only to Permitted Liens of the type described in clauses (b), (c), (d), (e), (f), (g) and (j) of the definition thereof.

          (jj) Absence of Defaults. No condition exists which would constitute a
Default or an Event of Default under the Indenture or a default or event of default (however defined) pursuant to any of the other Financing Documents.

          (kk) Registration Statements. There are no contracts, agreements or understandings between the Company or any Subsidiary, on the one hand, and any
Person, on the other hand, granting such Person the right to require the Company or any Subsidiary, as the case may be, to file a registration statement under the Securities Act with respect to any securities of the Company or any
Subsidiary owned or to be owned by such Person or to require the Company

                                       12

or any Guarantor to include such securities in any securities being registered pursuant to a registration statement filed by the Company or any Subsidiary under the Securities Act.

          (ll) Material Adverse Effect. Neither the Company nor any Subsidiary
has sustained, since the date of the latest audited financial statements included in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or that would not result in a Material Adverse Effect; and, since such date other than in connection with the Offering and the application of the proceeds therefrom, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition, financial or otherwise, stockholder's equity, results of operations or business of the Company and the Subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum.

          (mm) Independent Public Accounts. PricewaterhouseCoopers LLP who have certified certain financial statements of the Company and the Subsidiaries whose reports appear in the Offering Materials and who have delivered the Initial
Letter referred to in Section 8(d) hereof concurrently with the execution and delivery of this Agreement, are independent certified public accountants with respect to the Company under Rule 101 of the Code of Professional Conduct of the
American Institute of Certified Public Accountants, and its rulings and interpretations, and were independent certified public accountants with respect to the Company under Rule 101 of the Code of Professional Conduct of the
American Institute of Certified Public Accountants, and its rulings and interpretations during the periods covered by the financial statements on which they reported that are contained in the Offering Materials.

          (nn) Liabilities. Since the date as of which information is given in the Preliminary Offering Memorandum through the date hereof, and except as may otherwise be disclosed in the Offering Memorandum, neither the Company nor any
Subsidiary has (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

          (oo) Books and Records. Each of the Company and the Subsidiaries (i)
makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

          (pp) FERC. Each of the Projects is a Qualifying Facility that is eligible for the regulatory exemptions from the Federal Power Act, as amended, certain state laws and regulations and the Public Utility Holding Company Act of
1935, as amended, as set forth in 18 C.F.R. Sections 292.601 and 292.602.

                                       13

          (qq) Subordinated Credit Agreement. The Subordinated Credit Agreement
between Ormat Nevada Inc. and the Company has been duly authorized and executed by the Company and Ormat Nevada Inc. and constitutes Subordinated Debt for purposes of the Indenture.

          (rr) Deeds of Trust. Each of the Company and any Guarantor that possesses any property, leases, easements, licenses, rights of way or other property interests will have, as of the Time of Delivery, executed and delivered a Deed of Trust covering all such property, leases, easements, licenses, rights of way or other property interests of the Company or such Guarantor.

     3. Agreements to Sell and Purchase.

          On the basis of the representations, warranties and agreements of the
Purchaser set forth herein and subject to the terms and conditions set forth herein, the Company agrees to issue and to sell to the Purchaser, and the
Purchaser agrees to purchase, $165,000,000 aggregate principal amount of Notes, at the prices set forth on such Schedule A.

     4. Representations, Warranties and Agreements of the Purchaser.

          The Purchaser acknowledges that the Securities have not been registered under the Securities Act and represents, warrants and agrees that it will offer the Securities for sale only upon the terms and conditions set forth in this Agreement and the Offering Memorandum and in all cases pursuant to transactions exempt from registration under the Securities Act. The Purchaser further represents and warrants to, and agrees with, the Company and the
Guarantors that:

          (a) It (i) is a "qualified institutional buyer" within the meaning of
Rule 144A ("QIB") with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Securities; and (ii) is purchasing the Securities pursuant to a private sale exempt from registration under the Securities Act.

          (b) It will offer and sell the Securities only to (i) Persons whom it reasonably believes are QIBs within the meaning of Rule 144A or, if any such
Person is buying for one or more institutional accounts for which such Person is acting as fiduciary or agent, only when such Person has represented to the
Purchaser that each such account is a QIB to whom such notice has been given that such sale or delivery is being made in reliance on Rule 144A, in each case in transactions meeting the requirements of Rule 144A; or (ii) Persons whom it reasonably believes, at the time any buy order for Securities was or is originated, were or are outside the United States and were or are not U.S.
persons (and were or are not purchasing for the account or benefit of a U.S.
person) within the meaning of Regulation S ("U.S. Persons"). Notwithstanding the
foregoing, following the sale of the Securities by the Purchaser to subsequent purchasers in accordance with the provisions of this Agreement and the Offering
Memorandum, the Purchaser shall not be liable or responsible to the Company or the Guarantors for any losses, damages or liabilities suffered or incurred by the Company or the Guarantors, including any losses, damages, or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Securities by any subsequent purchaser.

                                       14

          (c) No action has been or will be taken by the Purchaser in any jurisdiction that would permit or constitute a public offering of the Securities in any such jurisdiction; and the Purchaser has not offered or sold and it will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c)
under Regulation D under the Securities Act or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; provided that it is understood and agreed that the Purchaser is permitted to place, at its cost and expense, a tombstone advertisement with respect to the resale of the
Securities in accordance with the rules of the SEC following the later of the
Time of Delivery or the consummation of the resale of all of the Securities purchased hereunder.

          (d) The Purchaser represents that, with respect to any offer or sale made by the Purchaser in reliance on Regulation S, neither the Purchaser nor any of its Affiliates nor any employees or representatives acting on its behalf has engaged or will engage in any directed selling efforts with respect to the
Securities, and that any advertisement undertaken by the Purchaser will comply with Rule 902(c)(3) of Regulation S. The Purchaser agrees that, at or prior to confirmation of any sale of Securities made in reliance on Regulation S, the
Purchaser will send to each distributor, dealer or Person receiving a selling concession, fee or other remuneration that purchases the Securities from it a confirmation or notice to substantially the following effect:

          "The Securities covered hereby have not been registered under the U.S.
          Securities Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of U.S. Persons (i) as part of their distribution at any time or (ii)
          otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities
          Act. Terms used above have the meanings given to them by Regulation
          S."

Terms used in this subsection (d) which are defined in Regulation S have the meanings given to them therein.

          (e) The Purchaser, and each of its Affiliates, have only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity
(within the meaning of Section 21 of the Financial Services and Markets Act 2000
(the "FSMA")) received by it in connection with the issue or sale of any
Securities in circumstances in which Section 21(1) of the FSMA does not apply to
it.

          (f) The Purchaser, and each of its Affiliates, have complied with and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from, or otherwise involving the
United Kingdom.

          (g) The Purchaser, and each of its Affiliates, will not offer or sell directly or indirectly the Securities, and it will not distribute, publish or make available the Offering

                                       15

Materials in or from any jurisdiction except in compliance with any applicable rules and regulations of any such jurisdiction.

          (h) In relation to each member state of the European Economic Area which has implemented the Prospectus Directive, each, a Relevant Member State, that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, or the relevant implementation date, the Purchaser has not made and will not make an offer of the Securities to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Securities which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus
Directive, except that the Purchaser may, with effect from and including the relevant implementation date, make an offer of the Securities to the public in that Relevant Member State at any time:

               (i)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

               (ii) to any legal entity which has two or more of (A) an average of at least 250 employees during the last financial year; (B) a total balance sheet of more than (euro)43,000,000 and (C) an annual net turnover of more than
(euro)50,000,000, as shown in its last annual or consolidated account; or

               (ii) in any other circumstances which do not require the
publication by the Company of a prospectus pursuant to Article 3 of the
Prospectus Directive.

          For the purposes of this Section 4(h), the expression an "offer of the
Securities to the public" in relation to the Securities in any Relevant Member
State means the communication in any form and by any means of sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe to the Securities, as the same may be varied in that member state by any measure implementing the
Prospectus Directive in that member state and the expression "Prospectus
Directive" means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

          The Purchaser understands that the Company and the Guarantors and, for purposes of the opinions to be delivered to the Purchaser pursuant to Sections
8(a) hereof, counsel to the Company and counsel to the Purchaser, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Purchaser hereby consents to such reliance.

     5.   Delivery and Payment.

          (a) Notes will be issued in registered form in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Notes sold in reliance on Rule 144A or Regulation S will initially be represented, in each case, by one or more global notes in registered

                                       16

form without coupons attached (collectively, the "Global Note(s)"). Each Global
Note relating to the Notes offered and sold pursuant to Regulation S will be authenticated by the Trustee and deposited with the Trustee, as custodian for
DTC (the "Global Depositary") for the respective accounts of Euroclear Bank,
S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream,
Luxembourg Banking Societe Anonyme ("Clearstream"), at the Time of Delivery.
Each Global Note relating to the Notes offered and sold pursuant to Rule 144A will be authenticated by the Trustee and deposited with the Trustee, as custodian for DTC (the "U.S. Custodian") at the Time of Delivery. The Global
Notes and interests therein will be held in book-entry form and will not be exchangeable for certificated Notes except under certain limited circumstances described in the Offering Memorandum. In such cases, certificated Notes will be available in registered form only without interest coupons. Euroclear,
Clearstream or DTC, as the case may be, will credit the account of each subscriber or participant with the principal amount of Notes being subscribed for by such subscriber or by or through such participant. The Global Depositary and the U.S. Custodian are collectively referred to herein as the
"Depositaries". Notes purchased hereunder shall be delivered by or on behalf of the Company to the Purchaser through the facilities of the Depositaries in form for the account of the Purchaser, against payment by or on behalf of the
Purchaser of the purchase price therefor by wire transfer of United States dollars in immediately available funds to the Trustee under the Indenture. The
Company will cause the certificates representing the Notes to be made available for inspection by the Purchaser at least twenty-four hours' prior to the Time of
Delivery at the Closing Location (defined below). The time and date of such delivery and payment shall be 10:00 a.m., New York time, on December 8, 2005, or such other time and date not later than five business days after such date as the Purchaser and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

          (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including any additional documents requested by the Purchaser pursuant to Section 8(s) hereof, will be delivered at such time and date at the offices of White & Case LLP, New
York, New York (the "Closing Location"), and the Notes will be delivered to the offices of the U.S. Custodian, all at the Time of Delivery. A meeting will be held at the Closing Location at 10:00 a.m., on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York
Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          (c) Beneficial interests in each Global Note will be shown on, and transfers thereof will be effected only through, the book entry records maintained by DTC and its direct and indirect participants.

     6.   Additional Agreements of the Company and the Guarantors.

          The Company and the Guarantors agree with the Purchaser:

                                       17

          (a) Not to amend or supplement the Offering Materials at any time unless the Purchaser shall previously have been advised thereof and shall not reasonably have objected thereto after being furnished a copy thereof.

          (b) Promptly from time to time to take such action as the Purchaser may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Purchaser may reasonably request and to maintain such qualification in effect in such jurisdictions for as long as may be necessary to complete the Exempt Resales, provided that in connection therewith the Company and the Guarantors shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which they are not otherwise so subject.

          (c) To furnish the Purchaser with as many copies of the Offering
Materials and each amendment or supplement thereto as the Purchaser may from time to time reasonably request.

          (d) If at any time prior to completion of the Exempt Resales (i) any event shall have occurred as a result of which, in the reasonable opinion of counsel to the Company or to the Purchaser, the Offering Memorandum as then existing, amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Memorandum is delivered, not misleading, or (ii) for any other reason, in the reasonable opinion of the Purchaser it shall be necessary during such same period to amend or supplement the Offering Memorandum, then to notify the Purchaser promptly, and upon the Purchaser's request to prepare and furnish as many copies as the Purchaser may reasonably request of an amended
Offering Memorandum or a supplement to the Offering Memorandum which will correct such statement or omission or effect such necessary amendments or supplements and in form and substance satisfactory in the reasonable opinion of counsel for the Purchaser. Neither the Purchaser's consent to, nor the
Purchaser's delivery of, any such amendment or supplement prior to the Time of
Delivery shall constitute a waiver of any of the conditions set forth in Section
8 hereof.

          (e) Not to offer, sell, contract to sell, grant any option to purchase or otherwise dispose of, at any time prior to the Time of Delivery, or for a period of 180 days thereafter, any securities of the Company or the Guarantors that are substantially similar to the Securities, or any securities of the
Company or the Guarantors convertible into or exchangeable for securities issued or guaranteed by the Company or any of the Guarantors substantially similar to the Securities, except with the prior consent of the Purchaser.

          (f) To furnish, or cause to be furnished to the Purchaser (i) until the Exempt Resales have been completed (as notified to the Company by the
Purchaser), (i) prompt notice of any event or other change known to the Company or the Guarantors that, in each case, would result in the Offering Memorandum or any amendments or supplements thereto containing an untrue statement of a material fact or omitting to state any material fact necessary to make the statements contained therein, in the light of circumstances under which they were made, not misleading and (ii) such other information concerning the business and condition (financial or

                                       18

otherwise) of the Company or the Guarantors as the Purchaser may from time to time reasonably request in writing.

          (g) To furnish at its expense, upon request, to holders and beneficial owners of the Securities, prospective purchasers of the Securities and to securities analysts, information satisfying the requirements of subsection
(d)(4) of Rule 144A under the Securities Act, unless at such time the Company and the Guarantors are subject to and in compliance with Section 13 or 15(d) of the Exchange Act.

          (h) For a period of three years from the Time of Delivery, to furnish to the Purchaser, as soon as reasonably available, copies of all audited financial statements, quarterly financial information and such other documents, reports and information as shall be furnished by the Company and the Guarantors to the Trustee, the holders of the Securities or, after any initial public offering of any of their equity securities, the Company's and the Guarantors'
shareholders or members, as the case may be, or such other information as the
Purchaser may reasonably request in writing.

          (i) During the period of two years after the Time of Delivery not to, and not to permit any of its affiliates (as defined in Rule 144 under the
Securities Act) to, resell the Securities which have been reacquired by any of them, as beneficial owner or otherwise, and which constitute "restricted securities" under Rule 144 under the Securities Act otherwise than outside the
United States in accordance with Regulation S.

          (j) Not to offer or sell any security that will be integrated with and negatively affect the status of the offer and sale of the Securities in the
United States as contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

          (k) To use the net proceeds received by it from the sale of the
Securities pursuant to this Agreement in the manner specified in the Offering
Memorandum under the caption "Use of Proceeds".

          (l) During the period of two years after the Time of Delivery, not be or become an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (m) In connection with the offering, until the Purchaser shall have notified the Company of the completion of the resale of the Securities, not to, and not to permit any of its affiliates (as defined in Rule 144 under the
Securities Act) to, either alone or with one or more other Persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest, any Securities or attempt to induce any Person to purchase any
Securities; and none of the Company, the Guarantors or any of their affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities. The Purchaser shall notify the Company promptly after the consummation of the resale of the
Securities.

          (n) Except as stated in this Agreement and in the Offering Materials, neither the Company, any of the Guarantors nor any of their respective
Affiliates has taken, nor will any

                                       19

of them take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any Security of the Company or any of the Guarantors to facilitate the sale or resale of the Securities. Except as permitted by the Act, neither the Company nor any of the Guarantors will distribute any offering material in connection with the Exempt Resales.

          (o) In connection with the offering of the Securities, until the
Purchaser shall have notified the Company of the completion of the resale of the
Securities, not to, and to use its commercially reasonable efforts to cause its controlled Affiliates not to, either alone or with one or more other Persons, offer or sell the Securities in the United States (i) by means of any form of general solicitation or general advertising within the meaning of Rule 502(c)
under the Securities Act or (ii) with respect to any such securities sold in reliance on Rule 903 under the Securities Act, by means of any directed selling effort within the meaning of Rule 902 or otherwise in violation of the offering restriction requirements of Regulation S under the Securities Act.

     7.   Remuneration, Fees and Expenses.

          The Company and the Guarantors, on a joint and several basis, covenant and agree with the Purchaser to pay or cause to be paid the following, regardless of whether or not the sale of Securities provided for herein is consummated or this Agreement becomes effective or is terminated: (i) the reasonable fees, disbursements and expenses of the Purchaser's, the Company's and Guarantors' counsel and accountants in connection with the offering of the
Securities and all other expenses in connection with the preparation and printing of the Offering Materials and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser; (ii) all reasonable out-of-pocket expenses incurred in producing this Agreement, the
Indenture and the other Transaction Documents, blue sky memoranda and closing documents; (iii) the cost of preparing certificates for the Securities; (iv) the reasonable expenses of the Trustee, the Collateral Agent, the Depositary and any
paying agent and any agent of any thereof and the reasonable fees and disbursements of counsel for the same; (v) all costs, expenses and registration or filing fees incurred in connection with the qualifications of the Securities for offer and sale under the securities laws of the several states of the United
States as the Purchaser may reasonably request pursuant to Section 6(b) hereof
(including, the reasonable fees and disbursements of one counsel to the
Purchaser relating to such qualifications up to a maximum of $10,000); (vi) all reasonable out-of-pocket expenses incurred by the Purchaser with respect to the
"road show" including expenses relating to slide production, Bloomberg taping and travel; (vii) all other reasonable out-of-pocket expenses incurred by the
Purchaser in connection with the transactions contemplated in this Agreement;
(viii) all reasonable fees, disbursements and expenses of the Independent
Engineer, the Insurance Consultant and the Geothermal Consultant and any other independent technical consultant, independent market consultant, or other third-party consultants who have prepared reports, in connection with the transactions contemplated in this Agreement; (ix) any withholding, transfer, stamp or other similar tax of the federal government of the United States or any state government of the United States asserted against the Purchaser by reason of the execution and delivery of this Agreement, the purchase and sale of the
Securities pursuant to this Agreement, or the offer or sale of Notes by the

                                       20

Purchaser to subsequent purchasers as contemplated hereby; and (x) all fees and expenses in connection with approval of the Notes by DTC for "book-entry"
transfer.

     8.   Conditions Precedent of the Purchaser's Obligations.

          The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties of the
Company and the Guarantors herein, and any certificates provided by the Company and the Guarantors to the Purchaser pursuant to this Agreement are, at and as of the date hereof and the Time of Delivery, true and correct, to the condition that the Company and the Guarantors shall have performed in all material respects all of their obligations hereunder theretofore to be performed, and to the following additional conditions precedent:

          (a) The Purchaser shall have received the favorable opinions dated the
Time of Delivery, in each case, in form and substance reasonably satisfactory to the Purchaser and counsel to the Purchaser, of:

          (i)   Chadbourne & Parke LLP, special counsel for the Company, the
                Guarantors and Ormat Nevada Inc;

          (ii)  Chadbourne & Parke LLP, special California corporate counsel for the Company and the Guarantors;

          (iii) Chadbourne & Parke LLP, special California permitting, environmental and federal regulatory counsel for the Company and the Guarantors;

          (iv)  McDermott Will & Emery LLP, special California real estate counsel for the Company and the Guarantors;

          (v)   Law Offices of Kathleen Johnson, special counsel for the
                Trustee, Collateral Agent, Depositary and Intercreditor Agent;
                and

          (vi)  White & Case LLP, counsel for the Purchaser.

The opinions described above shall be rendered to the Purchaser at the request of the Company and the Guarantors and shall so state therein.

          (b) Since the dates as of which information is given in the Offering
Memorandum (exclusive of any amendment thereto), neither the Company, the
Subsidiaries nor any of their respective Affiliates that are parties to Material
Project Documents shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or the subject of any litigation, which is materially adverse to the Company or the Subsidiaries, nor shall there have been a material adverse change in the condition (financial or otherwise), results of operations, business or prospects, of the Company or the
Subsidiaries, regardless of whether arising in the ordinary course of business, which loss, litigation or change, in the judgment of the Purchaser, shall render it impractical or inadvisable to proceed with the payment for and delivery of the Securities.

                                       21

          (c) Until the Time of Delivery, none of the following shall have occurred (i) the Company or any Guarantor shall have failed, refused or been unable, at or prior to the Time of Delivery, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Purchaser's obligation hereunder is not fulfilled, (iii) there shall have been a suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or NASDAQ or any setting of minimum or maximum prices for trading thereon or there shall have been a material disruption in the settlement of securities which, in the judgment of the Purchaser, make it inadvisable or impractical to proceed with the offering or delivery of the
Securities, or a banking moratorium is declared by either federal or New York state authorities, (iv) the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States (other than any hostilities involving the United States, Iraq and Afghanistan existing on the date hereof (but without giving effect to any escalation in any such hostilities occurring after the date hereof)) or an act of terrorism shall have occurred which, in the judgment of the Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the Securities or (v) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of the Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the Securities. Any termination of this Agreement pursuant to Sections 8 or 10 shall be without liability on the part of the Company, the Guarantors or the
Purchaser, except as otherwise provided in Sections 7 and 9 hereof.

          (d) PricewaterhouseCoopers LLP concurrently with the execution and delivery of this Agreement, shall have furnished to the Purchaser a letter (the
"Initial Letter"), dated the date hereof, addressed to the Purchaser and in form and substance reasonably satisfactory to the Purchaser (x) confirming that they are independent certified public accountants with respect to the Company and the
Subsidiaries within the meaning of Rule 101 of the Rules of Conduct of the
American Institute of Certified Public Accountants and (y) reporting on certain financial information relating to the Company and the Subsidiaries included in the Offering Materials; provided that the Purchaser shall provide
PricewaterhouseCoopers LLP with such representations as may be recommended by
Statement on Auditing Standards No. 72 and as may be reasonably acceptable to the Purchaser. In addition, PricewaterhouseCoopers LLP shall have furnished to the Purchaser, a letter (the "Bring Down Letter") addressed to the Purchaser and dated the Time of Delivery confirming in all material respects the conclusions and findings set forth in the Initial Letter.

          (e) The Company and each Guarantor shall have furnished or caused to be furnished to the Purchaser at the Time of Delivery a certificate, dated the
Time of Delivery, of the Chairman of the Board, or the President, Secretary and
Treasurer, or the Chief Financial Officer in which such officer shall state that
(i) the representations and warranties of the Company and each Guarantor in this
Agreement and each of the other Transaction Documents are true and correct in all material respects at and as of the Time of Delivery, (ii) that the Company and each Guarantor has complied in all material respects with all agreements and has satisfied all conditions on its part to be performed or satisfied hereunder and under each of the other Transaction Documents at or prior to the Time of
Delivery (iii) no default or event of

                                       22

default has occurred and is continuing hereunder or under any of the other
Transaction Document and (iv) subsequent to the respective dates as of which information is given in the Offering Memorandum, there has been no material adverse change in the condition (financial or other), business, properties or results of operations of the Company or any Subsidiary.

          (f) The Independent Engineer shall have consented to the references to it in the Offering Materials and the use of the Independent Engineer's Report
prepared by the Independent Engineer and contained in Annex A to the Offering
Materials as well as summaries thereof contained in the Offering Materials, the
Geothermal Consultant shall have consented to the references to it in the
Offering Materials and the use of the Geothermal Consultant's Report prepared by the Geothermal Consultant and contained in Annex B to the Offering Materials as well as summaries thereof contained in the Offering Materials, and the
Independent Energy Market Consultant shall have consented to the references to it in the Offering Materials and the use of the Independent Energy Market
Consultant's Report prepared by the Independent Energy Market Consultant and contained in Annex C to the Offering Materials as well as summaries thereof contained in the Offering Materials; and since the date of the Independent
Engineer's Report, the Geothermal Consultant's Report and the Independent Energy
Market Consultant's Report, no event affecting the Independent Engineer's
Report, the Geothermal Consultant's Report, the Independent Energy Market
Consultant's Report or the respective matters referred to therein shall have occurred (i) which shall make untrue or incorrect in any material respect, as of the Time of Delivery, any information or statement contained in the Independent
Engineer's Report, the Geothermal Consultant's Report, the Independent Energy
Market Consultant's Report or in the Offering Materials relating to matters referred to in the Independent Engineer's Report, the Geothermal Consultant's
Report or the Independent Energy Market Consultant's Report, or (ii) which is not reflected in the Offering Materials but should be reflected therein in order to make the statements and information contained in the Offering Materials relating to matters referred to in the Independent Engineer's Report, the
Geothermal Consultant's Report or the Independent Energy Market Consultant's
Report, in light of the circumstances under which they were made, not misleading, as evidenced by a certificate satisfactory to the Purchaser of an authorized officer of Independent Engineer, the Geothermal Consultant and the
Independent Energy Market Consultant, in each case, dated the Time of Delivery.

          (g) The Purchaser shall have received a certificate of the principal financial or accounting officer of the Company and each Guarantor dated the Time of Delivery stating that at the Time of Delivery and after giving effect to the use of proceeds contemplated by the Offering Memorandum (i) the aggregate value of all Assets of the Company and each Guarantor respectively at their present fair saleable value, exceeds the probable amount of all debts and liabilities
(including contingent, subordinated, unmatured and unliquidated liabilities) of the Company and such Guarantor as they become absolute and matured, (ii) the
Company and each Guarantor does not have an unreasonably small amount of capital with which to conduct its business operations, (iii) the Company and each
Guarantor expects to have sufficient cash flow to enable it to pay its debts as they mature and (iv) the Pro Forma Projections and underlying assumptions contained in such analyses were at the time made and at the Time of Delivery, fair and reasonable and accurately computed.

                                       23

          (h) The Purchaser shall have received copies of all of the Financing
Documents and the Material Project Documents (including, without limitation, the
Power Purchase Agreement between OrHeber 2 and Southern California Public Power
Authority, the Plant Connection Agreements between OrHeber 2 and Imperial
Irrigation District and the Amended and Restated Operation and Maintenance
Agreement) and all material Governmental Approvals necessary for the ownership and operation of the Project except as set forth on Annex C hereto, each in form and substance satisfactory to the Purchaser and, with respect to the Transaction
Documents, except as disclosed in the Offering Materials or in writing to the
Purchaser prior to the execution of this Agreement and not required to be disclosed in the Offering Materials (i) each such Transaction Document (except for Project Documents relating to the Heber 1 Project and the Heber 2 Project that were executed and delivered by a Person other than any of the Guarantors prior to the Time of Delivery) shall have been duly authorized, executed and delivered by the parties thereto; (ii) each such Transaction Document shall be legally binding and in full force and effect; (iii) no defaults, events of default, events of Force Majeure or material breach by any party to any such agreement of its obligations thereunder shall have occurred and be continuing;
(iv) all conditions precedent to the effectiveness of each such Transaction
Document shall have been satisfied in full (other than those conditions precedent which by their express terms are not required to be satisfied until a later date, as to which the Company and each Guarantor shall certify that it has no reason to believe that such conditions will not be satisfied when required);
and (v) such Transaction Documents shall not have been amended or modified and no waivers shall have been granted thereunder other than those satisfactory to the Purchaser, and the Purchaser shall have received a certificate from a
Responsible Officer of the Company and each Guarantor confirming each of the foregoing.

          (i) The Purchaser shall have received (i) a report by the Insurance
Consultant on the adequacy of the required insurance for the Projects and that the required insurance meets the requirements of the Projects, in form and substance satisfactory to the Purchaser and (ii) evidence that the insurance policies representing the required insurance provided for in the Transaction
Documents have been obtained, are in full force and effect and that all premiums then due have been paid, in form and substance reasonably satisfactory to the
Purchaser in consultation with the Insurance Consultant.

          (j) In connection with all Material Real Property Interests, the
Purchaser shall have received a title report and title policy, including endorsements, or title opinion, in form and substance satisfactory to the
Purchaser and its counsel.

          (k) The Purchaser shall have received certified copies of the organizational, governing and authorizing documents and certificates of incumbency and good standing with respect to the Company, each Subsidiary and
Ormat Nevada Inc.

          (l) Valid and perfected first priority (subject to Permitted Liens of the type described in clauses (b), (c), (d), (e), (f), (g) and (j) of the definition thereof) security interests in the Collateral shall have been created in favor of the Collateral Agent for the benefit of the Holders, in form and substance satisfactory to the Purchaser and its counsel, including, without limitation, receipt by the Purchaser of the consents from each party to the
Material Project Documents set forth on Annex B attached hereto with respect to the assignment to the Collateral

                                       24

Agent of each relevant party's (including, without limitation, the Company's and each Guarantor's) rights under the Material Project Documents and the filing or registration of all appropriate documents in accordance with applicable legal requirements, all in form and substance satisfactory to the Purchaser and its counsel.

          (m) The Notes shall have been accepted for settlement through the facilities of DTC, the Euroclear System and/or Clearstream, Luxembourg, as
applicable, for "book-entry" transfer of the Notes.

          (n) The Purchaser shall have received evidence satisfactory to it that each of the Collateral Accounts has been established and funded in accordance with the terms of the Depositary Agreement.

          (o) There shall not exist at and as of the Time of Delivery any condition that would constitute any Default or Event of Default (as defined in the Indenture or other Transaction Documents).

          (p) The Company and each Guarantor shall have furnished the Purchaser with such assurance and evidence as the Purchaser may reasonably require to confirm that, concurrent with the application of the proceeds from the sale of the Securities as set forth in Section 6(k) herein, all Indebtedness previously incurred by the Company and any Subsidiary including, without limitation, all
Indebtedness incurred by the Company and any of the Subsidiaries from Beal Bank,
S.S.B.) has been repaid in full (other than the Subordinated Credit Agreement)
and all Liens and collateral securing such previously incurred Indebtedness has been released, other than Permitted Liens.

          (q) On or prior to the Time of Delivery, the Company and each
Guarantor shall have furnished to the Purchaser evidence reasonably satisfactory to the Purchaser of the appointment by each such party of an agent for service of process as required by the Transaction Documents and the acceptance of each such appointment by such agent.

          (r) All Collateral which, pursuant to Applicable Law, must be delivered to the Collateral Agent in order to perfect the security interest therein as a first priority Lien (including, without limitation, any letters of credit, bonds or intercompany notes for which the Company or any Guarantor is the beneficiary) shall have been delivered to the Collateral Agent or the
Depositary, as applicable.

          (s) At the Time of Delivery, counsel for the Purchaser shall have been furnished with all such documents, certificates and opinions as shall be reasonably set forth in a closing memorandum delivered to the Company by the
Purchaser, and such other documents as counsel for the Purchaser may reasonably request and that are customary for transactions of a similar nature, and of which the Company has been notified in writing prior to the date hereof, in order to evidence the accuracy and completeness of any of the representations, warranties, certificates or other written statements of the Company or any
Guarantor provided to the Purchaser pursuant to this Agreement, the performance of any of the covenants of the Company or any Guarantor, or the fulfillment of any of the conditions herein contained.

                                       25

          (t) The Subordinated Credit Agreement between Ormat Nevada, Inc. and the Company shall have been executed in form and substance satisfactory to the
Purchaser.

          (u) The representations and warranties in the Transaction Documents
(except for Project Documents relating to the Heber 1 Project and the Heber 2
Project that were executed and delivered by a Person other than any of the
Guarantors prior to the Time of Delivery) made by the Company and the Guarantors shall be true and correct in all material respects, on and as of the Time of
Delivery with the same effect as though such representations and warranties had been made on and as of the Time of Delivery.

          (v) OrHeber 2 shall have, on or prior to the Time of Delivery, filed a
Notice of Self-Certification of Qualifying Facility Status for Small Power
Production Facility (on a Form 556) with FERC in respect of the Gould Project.

     If any of the conditions specified in this Section 8 shall have not been fulfilled when and as required by this Agreement, this Agreement may be terminated by the Purchaser without liability upon notice to the Company and upon such notice being given the parties hereto shall (except for the liability of the Company or any Guarantor for the payment of costs and expenses as provided in Section 7 and the obligations of the parties hereto pursuant to
Section 9) be released and discharged from their respective obligations hereunder. Notwithstanding any such termination, the provisions of Sections 7,
9, 12, 13, 14 and 15 hereof shall remain in effect.

     9.   Indemnification.

          (a) The Company and each Guarantor, jointly and severally, shall indemnify and hold harmless the Purchaser from and against any loss, claim, damage or liability (or any action in respect thereof), joint or several, to which the Purchaser may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof)
arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Materials, or (ii) the omission or alleged omission to state in the Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse the Purchaser promptly after receipt of invoices from the Purchaser for any legal or other expenses as reasonably incurred by the
Purchaser in connection with investigating, preparing to defend or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Company and the Guarantors shall not be liable under this Section 9(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the
Purchaser expressly for use in the preparation of the Offering Materials as described in paragraph (b) below; and provided further, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary offering memorandum which was eliminated or remedied in the Offering Memorandum, such indemnity agreement shall not inure to the benefit of the Purchaser (or its officers, employees or controlling Persons) if the
Company shall sustain the burden of proving and it is finally judicially

                                       26

determined that (i) the Person asserting any such loss, claim, damage, or liability purchased the Securities from the Purchaser in reliance upon the
Preliminary Offering Memorandum but was not delivered or sent a copy of the
Offering Memorandum, at or prior to written confirmation of the sale of such
Securities to such Person, unless such failure to deliver or send the Offering
Memorandum was a result of noncompliance by the Company with Section 6 hereof and (ii) the Purchaser, and each such officer, employee or controlling Person would not have incurred such loss, claim, damage or liability or action had the
Offering Memorandum been delivered.

          (b) The Purchaser shall indemnify and hold harmless the Company and each Guarantor against any loss, claim, damage or liability (or any action in respect thereof) to which the Company or any Guarantor may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the
Offering Materials, or (ii) the omission or alleged omission to state in the
Offering Materials a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company or any Guarantor promptly after receipt of invoices from the Company or such
Guarantor for any legal or other expenses reasonably incurred by the Company or such Guarantor in connection with investigating, preparing to defend or defending against any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded;
provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the
Company by the Purchaser expressly for use therein, it being understood and agreed that the only information furnished by the Purchaser consists of the following information in the Offering Memorandum under the caption "Plan of
Distribution": paragraphs 5, 6, 8, 11 and 15 and the sixth sentence of paragraph
10.

          (c) Promptly after receipt by any indemnified party under subsection
(a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 9.
If any such claim or action shall be brought against any indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under subsection (a) or (b) above for any legal expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that the indemnified party shall have the right to employ counsel to represent the indemnified party who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the

                                       27

indemnifying party under such subsection if (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for the indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which event the indemnifying party shall be liable for the fees and expenses of such separate counsel. Notwithstanding anything in the foregoing to the contrary, however, in no event shall the indemnifying party be required to indemnify the indemnified party, in connection with any proceedings or related proceedings in the same jurisdiction, for more than one legal counsel
(in addition to any local counsel) employed by the indemnified party. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder
(whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the
Guarantors on the one hand and the Purchaser on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by Applicable Law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchaser on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchaser on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the
Purchaser, in each case, as set forth in Schedule A hereto. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Guarantor, on the one hand, or the Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or

                                       28

omission. The Company, the Guarantors and the Purchaser agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection
(d). Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages that the Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)
shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect to which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) above).

          (e) The obligations of the Company and the Guarantors under this
Section 9 shall be in addition to any liability that the Company or any
Guarantor may otherwise have, and shall extend, upon the same terms and conditions set forth in this Section 9, to the officers and directors of the
Purchaser and each Person, if any, who controls the Purchaser within the meaning of the Securities Act; and the obligations of the Purchaser under this Section 9 shall be in addition to any liability that the Purchaser may otherwise have, and shall extend, upon the same terms and conditions set forth in this Section 9, to the officers and directors of the Company or any Guarantor and to each Person, if any, who controls the Company or any Guarantor within the meaning of the
Securities Act.

     10.  Termination.

          This Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time (i) there shall have been a suspension or limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or NASDAQ or any
setting of minimum or maximum prices for trading thereon or there shall have been a material disruption in the settlement of securities which, in the judgment of the Purchaser, make it inadvisable or impractical to proceed with the offering or delivery of the Securities; (ii) a banking moratorium shall have been declared by either federal or New York state authorities; (iii) since the date of this Agreement, the United States becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States (other than any hostilities involving the United States,

                                       29

Iraq and Afghanistan existing on the date hereof (but without giving effect to any escalation in any such hostilities occurring after the date hereof)) or an act of terrorism shall have occurred which, in the judgment of the Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the Securities as contemplated by the Offering Materials; or (iv) there shall have been such a material adverse change in general economic, political or financial conditions, or the effect of international conditions on the financial markets in the United States shall be such, as to, in the judgment of the
Purchaser, make it inadvisable or impracticable to proceed with the offering or delivery of the Securities as contemplated by the Offering Materials.

     11.  Survival of Representations, Warranties, Etc.

          The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantors and the Purchaser, as set
forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling Person of the Purchaser, or by the Company or any Guarantor, or any officer or director or controlling Person of the
Company or any Guarantor and shall survive delivery of and payment for the
Securities.

     12.  Notices.

          All statements, requests, notices and agreements hereunder shall be in writing, and shall be delivered or sent by mail, telex or facsimile transmission as follows:

          if to the Purchaser:

          Lehman Brothers Inc.
          745 Seventh Avenue
          New York, New York 10019
          Facsimile Number: (212) 526-0943
          Attention: Syndicate Department

          with a copy to:

          White & Case LLP
          1156 Avenue of the Americas
          New York, New York 10036
          Facsimile Number: (212) 354-8113
          Attention: Kevin Keogh, Esq.

          if to the Company or any Guarantor:

          OrCal Geothermal Inc.
          980 Greg Street
          Sparks, Nevada 89431
          Facsimile Number: (775) 356-9039
          Attention: President

                                       30

          with a copy to:

          Chadbourne & Parke LLP
          1200 New Hampshire Avenue, N.W.
          Washington, D.C. 20036
          Facsimile Number: (202) 974-5602
          Attention: Noam Ayali, Esq.

     Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13.  Benefit of Agreement.

          This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and each Guarantor and, to the extent provided in
Sections 9 and 10 hereof, the officers, employees and directors of the Company, the Guarantors and the Purchaser and each Person who controls the Company, any
Guarantor or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other Person shall acquire or have any right under or by virtue of this Agreement. No purchaser of the
Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

     14.  Submission to Jurisdiction; Service of Process.

          The Company and each Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against it brought by the Purchaser or by any Person who controls the Purchaser arising out of or based upon this Agreement, any of the other Transaction Documents or the transactions contemplated hereby or thereby may be instituted in any federal or state court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (ii)
waives, to the fullest extent it may legally do so, any objection to, or argument that such jurisdiction is inconvenient, which it may now or hereafter have with respect to the laying of venue of any such proceeding, (iii) submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of any judgment of any such court, as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding, (iv)
expressly waives any other requirements of or objections to personal jurisdiction with respect thereto and (v) appoints HIQ Corporate Services Inc., with offices at the date of this Agreement at 41 State Street, Suite 405,
Albany, New York 12207, United States, as its authorized agent on which any and all legal process may be served in any such suit, action or proceeding brought in a New York Court.

     15.  Governing Law.

          The internal law of the State of New York shall govern and be used to construe this Agreement without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     16.  Time of the Essence.

                                       31

          Time shall be of the essence of this Agreement.

     17.  No Fiduciary Duty.

          The Company acknowledges and agrees that in connection with this offering, sale of the Notes or any other services the Purchaser may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Purchaser: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the
Purchaser, on the other, exists; (ii) the Purchaser is not acting as advisors, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the offer price of the Notes, and such relationship between the Company, on the one hand, and the Purchaser, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Purchaser may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the
Purchaser and its respective affiliates may have interests that differ from those of the Company.

     18.  Execution.

          This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

            [The remainder of this page is intentionally left blank]

                                       32

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof and upon the acceptance hereof by you this
Agreement shall constitute a binding agreement between the Purchaser, the
Company and the Guarantors.

                                        OrCal Geothermal Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        OrHeber 1 Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        OrHeber 2 Inc.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Second Imperial Geothermal Company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       33

                                        Heber Field Company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Heber Geothermal Company

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       34

Confirmed and Accepted
as of the date hereof:
Lehman Brothers Inc.

By:
    ----------------------------------
    Name:
    Title:

                                       35

                                                                      SCHEDULE A
                                                  TO THE NOTE PURCHASE AGREEMENT

I.   Purchase Price

                               ISSUE      UNDERWRITING   PURCHASER'S PURCHASE
                               PRICE         SPREAD              PRICE
                           ------------   ------------   --------------------
Senior Secured Notes due            100%          1.25%                 98.75%
December 30, 2020

                           $165,000,000     $2,062,500           $162,937,500

                                                                      SCHEDULE B
                                                  TO THE NOTE PURCHASE AGREEMENT

                              LIST OF SUBSIDIARIES

ENTITY                       JURISDICTION OF ORGANIZATION
------                       ----------------------------
OrHeber 1 Inc.               Delaware
OrHeber 2 Inc.               Delaware
Second Imperial Geothermal   California
Company
Heber Field Company          California
Heber Geothermal Company     California

                                                                         ANNEX A
                                                  TO THE NOTE PURCHASE AGREEMENT

                        Material Real Property Interests

     A.   GEOTHERMAL AND SUBSURFACE LEASES(1)

     1.   Lease, dated February 16, 1964, executed by John D. Jackson and
          Frances J. Jackson, husband and wife, as lessor, and Standard Oil
          Company of California, a corporation, as lessee, recorded October 7,
          1964 as Instrument No. 87 in Book 1193, Page 298.

     2.   Lease, dated March 11, 1964, executed by John D. Jackson and Frances
          Jones Jackson, also known as Frances J. Jackson, husband and wife, as lessor, and Standard Oil Company of California, a corporation as lessee, recorded October 7, 1964 as Instrument No. 54 in Book 1193,
          Page 33.

     3.   Lease, dated March 11, 1964, executed by John D. Jackson and Frances
          Jones Jackson, also known as Frances J. Jackson, husband and wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 54 in Book 1193,
          Page 33.

     4.   Lease, dated February 17, 1971, executed by William D. Osborne, a married man as his sole and separate property, as lessor, and Union
          Oil Company of California, a California corporation, as lessee, recorded March 12, 1971 as Instrument No. 59 in Book 1305, Page 1110,
          and re-recorded March 19, 1971 as Instrument No. 77 in Book 1306, Page
          308.

     5.   Lease, dated June 2, 1971, executed by Dorothy Gisler, a widow, Joan
          C. Hill and Jean C. Browning, as lessors, and Union Oil Company of
          California, a corporation, as lessee, recorded June 16, 1971 as
          Instrument No. 41 in Book 1311, Page 163.

     6.   Lease, dated February 28, 1964, executed by Gus Kurupas and Guadalupe
          Kurupas, husband and wife, as lessor, and Standard Oil Company of
          California, a corporation, as lessee, recorded October 7, 1964 as
          Instrument No. 66 in Book 1193, Page 129.

     7.   Lease, dated November 1, 1974, executed by Teresa Salazar, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded June 16, 1975 as Instrument No. 2 in Book 1375, Page 1539.

     8.   Lease, dated November 1, 1974, executed by Fidencio Chapa and Aurora
          Chapa, his wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 96 in
          Book 1375, Page 355.

----------
(1) In each case, as and to the extent amended by certain lease amendments and/or such other recorded or unrecorded documents, all as more fully set forth in the title policy to be delivered at the Time of Delivery pursuant to Section
8(j) of the Note Purchase Agreement of which this Annex A forms a part.

     9.   Lease, dated November 1, 1974, executed by Raymond C. Hester and Nelma
          L. Hester, his wife, as lessor, and Standard Oil Company of
          California, a corporation, as lessee, recorded May 29, 1975 as
          Instrument No. 100 in Book 1375, Page 363.

     10.  Lease, dated November 1, 1974, executed by David F. Perillo, a single man, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 105 in Book 1375,
          Page 373.

     11.  Lease, dated November 1, 1974, executed by Rosa Fernandez, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 59 in Book 1375, Page
          281.

     12.  Lease, dated May 1, 1969, executed by Jesus F. Martinez and Consuelo
          C. Martinez, husband and wife, as lessors, and Standard Oil Company of
          California, a corporation, as lessee, recorded June 3, 1969 as
          Instrument No. 33 in Book 1279, Page 69.

     13.  Lease, dated November 1, 1974, executed by Domingo Borjon, George
          Borjon, and Esperanza Borjon, as lessor, and Standard Oil Company of
          California, a corporation, as lessee, recorded May 29, 1975 as
          Instrument No. 62 in Book 1375, Page 287.

     14.  Lease, dated November 1, 1974, executed by Salome Tabarez, a single man, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 25 in Book 1375,
          Page 213.

     15.  Lease, dated November 1, 1974, executed by Leo Ochoa and Ernestina
          Ochoa, his wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 20, 1975 as Instrument No. 56 in
          Book 1374, Page 1658.

     16.  Lease, dated November 1, 1974, executed by Juan M. Topete and Maria
          Topete, his wife, as lessors, and Standard Oil Company of California, a corporation, as lessee, recorded May 20, 1975 as Instrument No. 51 in Book 1374, Page 1648.

     17.  Lease, dated November 1, 1974, executed by Refugio Avilez, Jr. and
          Gloria Avilez, his wife, as lessors, and Standard Oil Company of
          California, a corporation, as lessee, recorded May 29, 1975 as
          Instrument No. 31 in Book 1375, Page 225.

     18.  Lease, dated November 1, 1974, executed by Leo Ochoa and Ernestina
          Ochoa, his wife, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded May 20, 1975 as Instrument No. 56 in
          Book 1374, Page 1658.

     19.  Lease, dated November 1, 1974, executed by David Gonzalez Garcia and
          Theresa Garcia, his wife, as lessor, and Standard Oil Company of
          California, a corporation, as lessee, recorded May 29, 1975 as
          Instrument No. 78 in Book 1375, Page 319.

     20.  Lease, dated November 1, 1974, executed by Arturo G. Tabarez, a single man, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 26 in Book 1375,
          Page 215.

     21.  Lease, dated November 1, 1974, executed by Mohammed Khan and Alicia
          Khan, his wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 28, 1975 as Instrument No. 12 in
          Book 1375, Page 131.

     22.  Lease, dated November 1, 1974, executed by Victoriano Tabarez and
          Eleanor S. Tabarez, his wife, as lessor, and Standard Oil Company of
          California, a corporation, as lessee, recorded May 20, 1975 as
          Instrument No. 57 in Book 1374, Page 1660.

     23.  Lease, dated May 5, 1969, executed by Bogart Conner and Emelia G.
          Conner, husband and wife, as lessors, and Standard Oil Company of
          California, a corporation, as lessee, recorded June 13, 1969 as
          Instrument No. 31 in Book 1279, Page 711.

     24.  Lease, dated May 16, 1969, executed by Emiliano Gomez Rodriquez and M.
          Arcadia Sanchez G., also known as M. Arcadia Sanchez G. de Rodriquez, husband and wife, as lessors, and Standard Oil Company of California, a corporation, as lessee, recorded June 30, 1969 as Instrument No. 24 in Book 1280, Page 330.

     25.  Lease, dated May 13, 1971, executed by El Toro Land & Cattle Company, a corporation, as lessor, and Union Oil Company of California, a corporation, as lessee, recorded June 11, 1971 as Instrument No. 33 in
          Book 1310, Page 1105.

     26.  Lease, dated May 6, 1969, executed by Wilbur James Hester, a married man, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded June 13, 1969 as Instrument No. 25 in Book 1279,
          Page 677.

     27.  Lease, dated July 18, 1979, executed by Charles K. Corfman, an unmarried man as his sole and separate property, as lessor, and Union
          Oil Company of California, a corporation, as lessee, recorded July 26,
          1979 as Instrument No. 42 in Book 1437, Page 1048.

     28.  Lease, dated May 19, 1987, executed by The County of Imperial, as lessor, and Chevron Geothermal Company of California, as lessee, recorded January 20, 1989 as Instrument No. 89-00926 in Book 1617,
          Page 1504.

     29.  Lease, dated February 16, 1964, executed by John D. Jackson,
          Conservator for the Estate of Aphia Jackson Wallan, as lessor, and
          Standard Oil Company of California, a corporation, as lessee, recorded
          October 7, 1964 as Instrument No. 63 in Book 1193, Page 106.

     30.  Lease, dated November 1, 1969, executed by Chrisman B. Jackson and
          Sharon Jackson, husband and wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded December 5, 1969 as
          Instrument No. 5 in Book 1286, Page 643.

     31.  Lease, dated February 20, 1964, executed by John A. Straub and Edith
          D. Straub, also known as John A. Straub and Edythe D. Straub, husband and wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 59 in Book 1193, Page 74.

     32.  Lease, dated March 28, 1964, executed by Lloyd K. Williamson, Robert
          C. Williamson, Neva M. Smith, also known as Neva Williamson Smith, all married persons as their sole and separate property, as lessors, and
          Standard Oil Company of California, a corporation, as lessee, recorded
          October 7, 1964 as Instrument No. 75 in Book 1193, Page 203.

     33.  Lease, dated March 5, 1964, executed by Edith B. Beyschlag, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 70 in Book 1193,
          Page 165.

     34.  Lease, dated May 13, 1971, executed by Mathew J. La Brucherie and Jane
          E. La Brucherie, husband and wife, as to an undivided 1/2 interest and
          Robert T. O'Dell and Phyllis M. O'Dell, husband and wife, as to an undivided 1/2 interest, as lessors, and Union Oil Company of
          California, a California corporation, as lessee, recorded July 1, 1971 as Instrument No. 44 in Book 1311, Page 996.

     35.  Lease, dated September 22, 1976, executed by El Toro Land and Cattle
          Co., a corporation, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded December 30, 1976 as Instrument No.
          68 in Book 1396, Page 218.

     36.  Lease, dated April 7, 1972, executed by Nowlin Partnership, a general partnership, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 4, 1972 as Instrument No. 21 in
          Book 1327, Page 157.

     37.  Lease, dated March 17, 1964, executed by Helen S. Fugate, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 55 in Book 1193,
          Page 42.

     38.  Lease, dated March 17, 1964, executed by Helen S. Fugate, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 55 in Book 1193,
          Page 42.

     39.  Lease, dated March 17, 1964, executed by Helen S. Fugate, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 55 in Book 1193,
          Page 42.

     40.  Lease, dated February 17, 1977, executed by Joseph L. Holtz, as lessor, and Chevron U.S.A., Inc., a corporation, as lessee, recorded
          May 18, 1977 as Instrument No. 17 in Book 1401, Page 925.

     41.  Lease, dated January 1, 1972, executed by Holly Oberly Thomson, also known as Holly F. Oberly Thomson, also known as Holly Felicia Thomson, as lessor, and Union Oil Company of California, a California corporation, as lessee, recorded April 11, 1972 as Instrument No. 88 in Book 1325, Page 1037.

     42.  Lease, dated February 17, 1977, executed by Joseph L. Holtz, as lessor, and Chevron U.S.A., Inc., a corporation, as lessee, recorded
          May 18, 1977 as Instrument No. 16 in Book 1401, Page 923.

     43.  Lease, dated May 10, 1969, executed by Stanley A. Scaroni, Executor for the Estate of May Scaroni, deceased, as lessor, and Standard Oil
          Company of California, a corporation, as lessee, recorded June 3, 1969 as Instrument No. 37 in Book 1279, Page 93.

     44.  Lease, dated May 10, 1969, executed by Stanley A. Scaroni and Valerie
          Scaroni, husband and wife, as lessors, and Standard Oil Company of
          California, a corporation, as lessee, recorded June 13, 1969 as
          Instrument No. 27 in Book 1279, Page 688.

     45.  Lease, dated June 14, 1971, executed by Fitzhugh Lee Brewer, Jr., a married man as his separate property, Donna Hawk, a married woman as her separate property, and Ted Draper and Helen Draper, husband and wife, as lessors, and Union Oil Company of California, a California corporation, as lessee, recorded July 21, 1971 as Instrument No. 57 in
          Book 1312, Page 949.

     46.  Lease, dated March 5, 1964, executed by Edith B. Beyschlag, a widow, also known as Edith R. Bridenbaugh, as lessor, and Standard Oil
          Company of California, a corporation, as lessee, recorded October 7,
          1964 as Instrument No. 82 in Book 1193, Page 258.

     47.  Lease, dated March 7, 1964, executed by John W. Bridenbaugh, also known as J.W. Bridenbaugh, and Helen C. Bridenbaugh, husband and wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 40 in Book 1192,
          Page 1169.

     48.  Lease, dated February 29, 1964, executed by Chester E. Horton and
          Lillie W. Horton, his wife, recorded October 7, 1964 as Instrument No.
          53 in Book 1193, Page 24.

     49.  Lease, dated May 1, 1979, executed by Luman Grover Ferrell, Jr., also known as Luman Grover Ferrell, a married man, Alice Adrienne Ferrell
          Compton, also known as Alice Ferrell Compton, who acquired title as
          Alice Adrian Ferrell, a married woman, and James Gordon Ferrell, also known as Gordon Ferrell, an unmarried man, as lessor, and Chevron
          U.S.A., Inc., a California corporation, as lessee, recorded July 2,
          1989 as Instrument No. 26 in Book 1436, Page 293.

     50.  Lease, dated March 4, 1971, executed by Laura Elizabeth Coughlin, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded March 31, 1971 as Instrument No. 42 in Book 1306,
          Page 1094.

     51.  Lease, dated January 1, 1972, executed by Walter J. Thomson Co. Ltd., as lessor, and Union Oil Company of California, a corporation, as lessee, recorded April 11, 1972 as Instrument No. 86 in Book 1325,
          Page 1033.

     52.  Lease, dated March 5, 1964, executed by Edith B. Beyschlag, Guardian of the Estate of Carol Ann Beyschlag, a minor, as lessor, and Standard
          Oil Company of California, a corporation, as lessee, recorded October
          7, 1964 as Instrument No. 85 in Book 1193, Page 282.

     53.  Lease, dated March 5, 1964, executed by Edith B. Beyschlag, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 69 in Book 1193,
          Page 156.

     54.  Lease, dated March 5, 1964, executed by Edith B. Beyschlag, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 69 in Book 1193,
          Page 156.

     55.  Lease, dated May 1, 1969, executed by Clarence J. Peavey and Sylvia M.
          Peavey, husband and wife; and Robert M. Lemon and Mary Lemon, husband and wife, all as tenants in common, as lessors, and Standard Oil
          Company of California, a corporation, as lessee, recorded January 26,
          1970 as Instrument No. 5 in Book 1288, Page 582.

     56.  Lease, dated May 2, 1969, executed by Violet I. McCollough, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1969 as Instrument No. 25 in Book 1278, Page
          1024.

     57.  Lease, dated June 20, 1969, executed by William Glen Simmons and
          Myrtle C. Simmons, husband and wife, as lessor, and Standard Oil
          Company of California, a corporation, as lessee, recorded July 24,
          1969 as Instrument No. 21 in Book 1281, Page 377.

     58.  Lease, dated May 9, 1969, executed by L. G. Ferrell and Pauline
          Whitsitt Ferrell, husband and wife, recorded June 13, 1969 as
          Instrument No. 20 in Book 1279, Page 648.

     59.  Lease, dated March 10, 1971, executed by Rachel J. Callens, as lessor, and Magma Energy, Inc., a corporation, as lessee, recorded August 4,
          1971 as Instrument No. 32 in Book 1313, Page 764.

     60.  Lease, dated February 15, 1977, executed by Walter J. Holtz, as lessor, and Magma Energy, Inc., as lessee, recorded April 29, 1977 as
          Instrument No. 69 in Book 1400, Page 1487.

     61.  Lease, dated October 1, 1972, executed by Wertheimer Cattle Company,
          Inc., as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded July 24, 1973 as Instrument No. 26 in
          Book 1350, Page 756.

     62.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor, and Standard Oil Company of California, a corporation, as lessor, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     63.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     64.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     65.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     66.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     67.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     68.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     69.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     70.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     71.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     72.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     73.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     74.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     75.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     76.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     77.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     78.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     79.  Lease, dated May 8, 1969, executed by Minnie O. Hester, a widow, as lessor and Standard Oil Company of California, a corporation, as lessee, recorded June 18, 1969 as Instrument No. 13 in Book 1279, Page
          951.

     80.  Lease, dated May 8, 1969, executed by Margie E. Parks, a married woman as her sole and separate property, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded June 13, 1969 as
          Instrument No. 32 in Book 1279, Page 718.

     81.  Lease, dated November 1, 1974, executed by Leonard Rauch and Amparo
          Rauch, his wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded May 29, 1975 as Instrument No. 44 in
          Book 1375, Page 251.

     82.  Lease, dated August 11, 1964, executed by Evelyn Strickler Campbell, an unmarried woman, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded November 19, 1964 as Instrument No.
          121 in Book 1196, Page 241.

     83.  Lease, dated February 20, 1964, executed by John A. Straub and Edith
          D. Straub, also known as John A. Straub and Edythe D. Straub, husband and wife, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded October 7, 1964 as Instrument No. 59 in Book 1193, page 74.

     84.  Lease, dated November 1, 1974, executed by Esther F. Quirarte, as lessor, and Standard Oil Company of California, a corporation, as lessee, recorded June 16, 1975 as Instrument No. 3 in Book 1375, Page
          1541.

     85.  Lease, dated November 15, 1977, executed by Southern Pacific
          Transportation Company as lessor, and Chevron U.S.A., Inc., a corporation, as lessee, recorded December 20, 1977 as Instrument No. 8 in Book 1410, Page 534.

     86.  Lease,dated October 28, 1977, executed by John T. McCabe and Patricia
          L. McCabe, his wife, as lessor, and Chevron U.S.A., Inc., a corporation, as lessee, recorded January 11, 1978 as Instrument No. 16 in Book 1410, Page 1788.

     87.  Lease, dated August 1, 1988, executed by Wilbur-Ellis Company, a corporation, as lessor, and Chevron Geothermal Company of California, as lessee, recorded December 5, 1988 as Instrument No. 88-19340 in
          Book 1615, Page 661.

     88.  Lease, dated November 1, 1991, executed by Elvira M. Celaya, a widow, as lessor, and U.S. Trust Company of California, N.A., a national banking association, not in its individual capacity, but solely as
          Owner Trustee under that certain Trust Agreement dated as of December
          18, 1991, between Aircraft Services Corporation, a Nevada corporation, as beneficiary, and U.S. Trust Company of California, N.A., as lessee, recorded November 18, 1992 as Instrument No. 92025288 in Book 1716,
          Page 248.

     89.  Lease, dated May 19, 1987, executed by the County of Imperial, as lessor, and Chevron Geothermal Company of California, a corporation, as lessee, recorded January 20, 1989 as Instrument No. 89-00926 in
          Book 1617, Page 1504.

     90.  Geothermal Resource Lease, Serial Number CA 9062, effective as of
          March 1, 1981, between the United States of America, as lessor, and
          Chevron U.S.A., Inc., as lessee, as received and filed in the Office of the Bureau of Land Management in Sacramento, California, on
          February 2, 1981, recorded November 18, 1992 at Instrument No.
          92-25290 in Book 1716, Page 256.

     91.  Lease, dated October 18, 1983, executed by Tom G. Kurupas and Eleanor
          B. Kurupas, as lessor, and Chevron Geothermal Company of California, a corporation, as lessee, recorded December 16, 1983 as Instrument No.
          35 in Book 1513, Page 925.

     92.  Lease, dated December 31, 1980, executed by Mario Saikhon and Dora
          Saikhon, as lessor, and Chevron U.S.A. Inc., a corporation, as lessee, recorded July 21, 1981 as Instrument No. 26 in Book 1472, Page 673.

     93.  Lease, dated April 1, 1987, executed by Walter J. Holtz and Toni F.
          Holtz, as lessor, and Chevron Geothermal Company of California, a corporation, as lessee, recorded August 12, 1988 as Instrument No.
          88-12964 in Book 1608, Page 1252.

     94.  Lease, dated March 1, 1985, executed by Timothy J. LaBrucherie and
          Mary K. LaBrucherie, as lessor, and Chevron Geothermal Company of
          California, a corporation, as lessee, recorded May 13, 1985 as
          Instrument No. 19 in Book 1540, Page 1217.

     B.   EASEMENTS(2)

     1.   Easement, dated July 1, 1984, executed by John D. Jackson, as
          Conservator of the Estate of Aphia Jackson Wallan, Conservatee, as
          grantor, in favor of Chevron Geothermal Company of California, a corporation, as grantee, recorded December 5, 1988 as Instrument No.
          88-19345 in Book 1615, Page 683.

     2.   Easement, dated July 25, 1985, executed by John D. Jackson, Sr. and
          Frances J. Jackson, as grantor, in favor of Chevron Geothermal Company of California, a Delaware corporation, as grantee, recorded April 21,
          1986 as Instrument No. 86-05398 in Book 1557, Page 1689; as corrected by that certain easement dated December 18, 1991 executed by Chrisman
          B. Jackson, as Conservator of the Estate of Aphia Jackson Wallan, as
          grantor, in favor of U.S. Trust Company of California, N.A., not in its individual capacity but solely as owner trustee under that certain
          Trust Agreement dated as of December 18, 1991 by and between Aircraft
          Services Corporation, a Nevada corporation, and U.S. Trust Company of
          California, N.A., as grantee, recorded May 24, 1993 as Instrument No.
          93011844 in Book 1733, Page 1218.

     3.   Easement, dated September 16, 1985, executed by Tom G. Kurupas and
          Eleanor B. Kurupas, as grantor, in favor of Chevron Geothermal Company of California, a Delaware corporation, as grantee, recorded February
          11, 1986 as Instrument No. 86-01878 in Book 1554, Page 701.

     4.   Easement, dated August 8, 1985, executed by John D. Jackson, Sr.,
          Conservator for the Estate of Alphia Jackson Wallan, as grantor, in favor of Chevron Geothermal Company of California, a Delaware
          corporation, as grantee, recorded April 21, 1986 as Instrument No.
          86-05400 in Book 1557, Page 1698.

     5.   Easement, dated August 8, 1985, executed by John D. Jackson, Sr.,
          Conservator for the Estate of Alphia Jackson Wallan, as grantor, in favor of Chevron Geothermal Company of California, a Delaware
          corporation, as grantee, recorded February 11, 1986 as Instrument No.
          86-01876 in Book 1554, Page 695.

     6.   Easement, dated September 18, 1984, executed by the County of
          Imperial, as grantor, in favor of Chevron Geothermal Company of
          California, a corporation, as grantee, recorded November 9, 1984 as
          Instrument No. 16 in Book 1532, Page 46.

----------
(2) In each case, as and to the extent amended by certain easements and/or lease amendments and/or such other recorded or unrecorded documents, all as more fully set forth in the title policy to be delivered at the Time of Delivery pursuant to Section 8(j) of the Note Purchase Agreement of which this Annex A forms a part.

     7.   Easement, dated April 28, 1987, executed by the County of Imperial, as grantor, in favor of Chevron Geothermal Company of California, a corporation, as grantee, recorded December 2, 1988 as Instrument No.
          88-19273 in Book 1615, Page 470.

     8.   Easement, dated September 20, 1985, executed by Matthew J. LaBrucherie and Jane E. LaBrucherie, as grantor, in favor of Chevron Geothermal
          Company of California, a corporation, as grantee, recorded February
          11, 1986 as Instrument No. 86-01877 in Book 1554, Page 698.

     9.   Easement, dated August 4, 1987, executed by John D. Jackson, Sr.,
          Conservator of the Estate of Aphia Jackson Wallan, as grantor, in favor of Chevron Geothermal Company of California, a Delaware
          corporation, as grantee, recorded September 2, 1988 as Instrument No.
          88-14187 in Book 1609, Page 1678.

     10.  Easement, dated September 1, 1984, executed by Joseph L. Holtz, as grantor, in favor of Chevron Geothermal Company of California, a corporation, as grantee, recorded March 14, 1986 as Instrument No.
          86-03598 in Book 1556, Page 89.

     11.  Easement, dated August 8, 1993, executed by Chester E. Horton, Jr. and
          Douglas W. Horton, as Successor Co-Trustees of the Chester E. Horton,
          Sr. and Lillie W. Horton 1970 Trust, as grantors, in favor of U.S.
          Trust Company of California, N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement dated as of
          December 18, 1991 by and between Aircraft Services Corporation, a
          Nevada corporation, and U.S. Trust Company of California, N.A., as grantee, recorded August 31, 1993 as Instrument No. 93020795 in Book
          1743, Page 1043.

     12.  Easement, dated July 25, 1985, executed by Edward Johnson and Mary
          Johnson, husband and wife, Robert T. O'Dell and Phyllis M. O'Dell, husband and wife, Matthew J. LaBrucherie and Jane E. LaBrucherie, husband and wife, Timothy J. LaBrucherie, Peter Edward LaBrucherie and
          Timothy J. LaBrucherie, Trustees for Susanne LaBrucherie Enis,
          collectively as grantor, in favor of Chevron Geothermal Company of
          California, a Delaware corporation, as grantee, recorded February 11,
          1986 as Instrument No. 86-01875 in Book 1554, Page 690 and re-recorded
          April 21, 1986 as Instrument No. 86-05399 in Book 1557, Page 1693.

     13.  Easement, dated September 10, 1985, executed by Heber Geothermal
          Company, a partnership, as grantor, in favor of Chevron Geothermal
          Company of California, a corporation, as grantee, recorded December
          30, 1985 as Instrument No. 47 in Book 1552, Page 426.

     14.  Easement, dated December 18, 1991, executed by Heber Geothermal
          Company, a California general partnership, as grantor, in favor of
          U.S. Trust Company of California, N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement dated as of December 18, 1991 by and between Aircraft Services Corporation, a Nevada corporation, and U.S. Trust Company of California, N.A., as grantee, recorded April 21, 1993 as Instrument No. 93008852 in Book
          1730, Page 432.

     15.  Easement, dated July 16, 1984, executed by Norman E. Wallace and
          Norman E. Wallace, Trustee, as grantor, in favor of Chevron Geothermal
          Company of California, a corporation, as grantee, recorded August 13,
          1984 as Instrument No. 12 in Book 1527, Page 171.

     16.  Easement, dated February 20, 2004, executed by Second Imperial
          Geothermal Company, a California limited partnership, as grantor, in favor of Heber Field Company, a California general partnership, as grantee, recorded February 25, 2004 as Instrument No. 2004-05352 in
          Book 2282, Page 410.

     17.  Easement, dated April 21, 1993, executed by Calafia Company, a corporation, and San Diego Gas & Electric Company, a corporation, together as grantor, in favor of U.S. Trust Company of California,
          N.A., not in its individual capacity but solely as owner trustee under that certain Trust Agreement dated as of December 18, 1991 between
          Aircraft Services Corporation, a Nevada corporation, and U.S. Trust
          Company of California, N.A., as grantee, recorded June 29, 1993 as
          Instrument No. 93014792 in Book 1737, Page 20.

     18.  Easement, dated February 20, 2004, executed by Heber Field Company, a
          California general partnership, as grantor, in favor of Second
          Imperial Geothermal Company, a California limited partnership, as grantee, recorded February 25, 2004 as Instrument No. 2004-05352 in
          Book 2282, Page 410.

     19.  Easement, dated March 20, 1986, executed by Walter J. Holtz, as grantor, in favor of Chevron Geothermal Company of California, a
          Delaware corporation, as grantee, recorded April 7, 1986 as Instrument
          No. 86-04654 in Book 1557, Page 277.

     20.  Easement, dated November 19, 1987, executed by Walter J. Holtz and
          Toni F. Holtz, as grantor, in favor of Chevron Geothermal Company of
          California, a corporation, as grantee, recorded February 17, 1988 as
          Instrument No. 88-02436 in Book 1598, Page 74.

     21.  Easement interest created by that certain deed, dated May 20, 1982, executed by Southern California Edison Company, as grantor, in favor of Chevron Geothermal Company of California, a corporation, as grantee, recorded February 15, 1983 in Book 1497, Page 722 as
          Instrument No. 32.

     22.  Grant of Easements by and between Second Imperial Geothermal Company, as grantor, and Heber Field Company, as grantee, recorded February 25,
          2004 as Instrument No. 2004-005352, in Book 2282, Page 410.

     23.  Short Form Pipeline Easement Agreement by and between Nowlin
          Partnership, as grantor, and Heber Field Company, as grantee, recorded
          August 19, 2004 as Instrument No. 2004-26715, in Book 2335, Page 1499.

     24.  Short Form Pipeline Easement Agreement by and between Stephen J. Holtz and Ramona T. Holtz, trustees of the Stephen J. Holtz Revocable 1981
          Trust dated March 17, 1981, as grantor, and Heber Field Company, as grantee, recorded September 9, 2005 as Instrument No. 2005-036851.

C.  FEE PARCELS

FEE PARCEL 1

     Parcel A:

     That portion of the East Half of Tract 45, Township 16 South, Range 14
     East, S. B. B. & M., in an unincorporated area of the County of Imperial,
     State of California, according to the Official Plat thereof, lying easterly of the east line of the Southern Pacific Railroad Company right of way, described as follows:

     Beginning at the intersection of the northerly line of said Tract 45 and said easterly line of the Southern Pacific Railroad Company right of way, as said intersection is shown on Record of Survey filed in Book 6, Pages 32 and 33 of records of survey in the office of the County Recorder of said
     County; thence South 18 degrees, 48 minutes and 34 seconds East 46.49 feet, measured along said easterly line to a found one inch iron pipe with tag stamped RCE 13484 and being the True Point of Beginning of this description; thence continuing South 18 degrees, 48 minutes and 34 seconds
     East 1053.83 feet to a found one inch iron pipe with tag stamped RCE 13484;
     thence North 71 degrees, 10 minutes and 23 seconds East 345.93 feet to a found one inch iron pipe with tag stamped RCE 13484; thence North 18 degrees, 48 minutes and 21 seconds West 195.71 feet to the beginning of a tangent curve, concave southwesterly and having a radius of 70 feet; thence northwesterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97 feet; thence North 63 degrees, 48 minutes and 21 seconds West 70.71 feet to the beginning of a tangent curve, concave northeasterly and having a radius of 70 feet; thence northwesterly along said curve, through a central angle of 45 degrees, an arc distance of
     54.97 feet; thence North 18 degrees, 48 minutes and 21 seconds West 96.37 feet to the beginning of a tangent curve, concave southeasterly and having a radius of 70 feet; thence northerly and northeasterly along said curve, through a central angle 45 degrees, an arc distance of 54.97 feet; thence
     North 26 degrees, 11 minutes and 39 seconds East 70.71 feet to the beginning of a tangent curve, concave northwesterly and having a radius of
     70 feet; thence northeasterly along said curve, through a central angle of
     45 degrees, an arc distance of 54.97 feet; thence North 18 degrees, 48 minutes and 21 seconds West 96.37 feet to the beginning of a tangent curve, concave southeasterly and having a radius of 70 feet; thence northerly and northeasterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97 feet; thence North 26 degrees, 11 minutes and 39 seconds East 70.71 feet to the beginning of a tangent curve, concave northwesterly and having a radius of 70 feet; thence northeasterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97 feet; thence North 18 degrees, 48 minutes and 21 seconds West 187.71 feet to a found one inch iron pipe with tag stamped RCE 28447; thence North 89 degrees, 57 minutes and 59 seconds West 57.77 feet; thence North 45 degree,
     02 minutes and 12 seconds West 56.64 feet; thence North 0 degrees, 01 minute East 109.76 feet to a found one inch iron pipe with tag stamped RCE
     28447; thence South 89 degrees, 58 minutes and 30 seconds West along a line that is parallel with and 44 feet southerly, measured at right angles from said northerly line of Tract 45, distance of 318.67 feet to the true point of beginning.

     Excepting therefrom all uranium, thorium and other fissionable materials, geothermal rights including water, brine, steam, salt and chemicals, all oil, gas petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may be produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land for the purpose of prospecting for, developing and/or extracting said uranium, thorium and other fissionable materials, water, brine, steam, salt, chemicals, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land as reserved by El Toro Land and Cattle Co., a corporation, by deed recorded April 21, 1980 in Book 1450, Page 478 of
     Official Records, it being expressly understood and agreed that said El
     Toro Land and Cattle Co., its successors and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever.

     Parcel B:

     That portion of the East Half of Tract 45, Township 16 South, Range 14
     East, S. B. B. & M., in an unincorporated area of the County of Imperial,
     State of California, according to the Official Plat thereof, lying easterly of the east line of the Southern Pacific Railroad Company right of way, described as follows:

     Beginning at a found one inch iron pipe with tag stamped RCE 28447, at the easterly terminus of that certain course in Parcel 1 described as having a bearing and distance of "South 89 degrees, 58 minutes and 30 seconds West along a line that is parallel with and 44 feet southerly, measured at right angles from said northerly line of tract 45, a distance of 318.67 feet" in that certain grant deed to Chevron Geothermal Company of California, recorded February 15, 1983 in Book 1497, Page 722 of Official Records, in
     the office of the County Recorder of said Imperial County; thence along the easterly boundary line of said Parcel 1, South 00 degrees, 01 minute and 00 seconds West 109.76 feet; thence South 45 degrees, 02 minutes and 12 seconds East 56.64 feet; thence South 89 degrees, 57 minutes and 59 seconds
     East 57.77 feet to a found one inch iron pipe with tag stamped RCE 28447;
     thence leaving said easterly boundary line and along the northerly prolongation of that certain course described as North 18 degrees, 48 minutes and 21 seconds West 187.71 feet; in said Parcel 1, North 18 degrees, 48 minutes and 21 seconds West 65.24 feet; thence North 00 degrees, 00 minutes and 01 second East 97.09 feet to a line that is parallel with and 35.00 feet southerly, measured at right angles from the northerly line of said Tract 45, said last mentioned parallel line also being the southerly line of the road easement described and designated as
     Parcel 2 in said certain grant deed; thence along said last mentioned parallel line, South 89 degrees, 58 minutes and 30 seconds West 76.79 feet;
     thence South 00 degrees, 01 minute and 00 seconds West 9.00 feet to the point of beginning.

     Excepting therefrom all uranium, thorium and other fissionable materials, geothermal rights including water, brine, steam, salt and chemicals, all oil, gas, petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character,

     whether similar to these herein specified or not, within or underlying, or which may be produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land for the purpose of prospecting for, developing and/or extracting said uranium, thorium and other fissionable materials, water, brine, steam, salt, chemicals, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land as reserved by El Toro Land and
     Cattle Co., a corporation, by deed recorded April 21, 1980 in Book 1450,
     Page 478 of Official Records, it being expressly understood and agreed that said El Toro Land and Cattle Co., its successors and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever.

FEE PARCEL 2

     That portion of the East Half of Tract 45, Township 16 South, Range 14
     East, S. B. B. & M., in an unincorporated area of the County of Imperial,
     State of California, according to the Official Plat thereof, lying easterly of the east line of the Southern Pacific Railroad Company right of way as same was located April 17, 1913.

     Excepting therefrom the east 30 feet as conveyed to Imperial County by deed recorded in Book 470, Page 507 of Official Records.

     Also excepting therefrom that portion of said land described as follows:

     Beginning at the intersection of the northerly line of said Tract 45 and said easterly line of the Southern Pacific Railroad Company right of way, as said intersection is shown on Record of Survey filed in Book 6, Pages 32 and 33 of Record of Survey in the office of the County Recorder of said
     County; thence South 18 degrees, 48 minutes and 34 seconds East 46.49 feet, measured along said easterly line to a found one inch iron pipe with tag stamped RCE 13484 and being the True Point of Beginning of the description;
     thence continuing South 18 degrees, 48 minutes and 34 seconds East 1053.83 feet to a found one inch iron pipe with tag stamped RCE 13484; thence North
     71 degrees, 10 minutes and 23 seconds East 345.93 feet to a found one inch iron pipe with tag stamped RCE 28447; thence North 18 degrees, 48 minutes and 21 seconds West 195.71 feet to the beginning of a tangent curve, concave southwesterly and having a radius of 70 feet; thence northwesterly along said curve, through a central angle of 45 degrees, an arc distance of
     54.97 feet; thence North 63 degrees, 48 minutes and 21 seconds West 70.71 feet to the beginning of a tangent curve, concave northeasterly and having a radius of 70 feet; thence northwesterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97; thence North 18 degrees, 48 minutes and 21 seconds West 96.37 feet to the beginning of a tangent curve, concave southeasterly and having a radius of 70 feet; thence northerly and northeasterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97 feet; thence North 26 degrees, 11 minutes and 39 seconds East 70.71 feet to the beginning of a tangent curve, concave northwesterly and having a radius of 70.00 feet; thence northeasterly along said curve, through a central angle of 45 degrees, an arc distance of 54.97 feet; thence North 18 degrees, 48 minutes and 21 seconds West 187.71 feet to a found one inch iron pipe with tag stamped

     RCE 28447; thence continuing North 18 degrees, 48 minutes and 21 seconds
     West 65.24 feet; thence North 00 degrees, 00 minutes and 01 second East
     97.09 feet to a line that is parallel with and 35.00 feet southerly, measured at right angles from the northerly line of Tract 45, said last mentioned parallel line also being the southerly line of the road easement described and designated as Parcel 2 in that certain Grant Deed to Chevron
     Geothermal Company of California, recorded February 15, 1983 in Book 1497,
     Page 722 of Official Records, in the office of the County Recorder of said
     Imperial County; thence along said last mentioned parallel line, South 89 degrees, 58 minutes and 30 seconds West 76.79 feet; thence South 00 degrees, 01 minute and 00 seconds West 9.00 feet to a one inch iron pipe with tag stamped RCE 28447, in a line that is parallel with and 44 feet southerly measured at right angles form said northerly line of Tract 45;
     thence South 89 degrees, 58 minutes and 30 seconds West, along said last mentioned parallel line a distance of 318.67 feet to the true point of beginning.

     Excepting therefrom all uranium, thorium and other fissionable materials, geothermal rights including water, brine, steam, salt and chemicals, all oil, gas, petroleum, asphaltum and other hydrocarbon substances and other minerals and mineral ores of every kind and character, whether similar to these herein specified or not, within or underlying, or which may be produced from the hereinbefore described land, together with the right to use that portion only of said land which underlies a plane parallel to and five hundred (500) feet below the present surface of said land for the purpose of prospecting for, developing and/or extracting said uranium, thorium and other fissionable materials, water, brine, steam, salt, chemicals, oil, gas, petroleum, asphaltum and other mineral or hydrocarbon substances from said land as reserved by El Toro Land and Cattle Co., a corporation, by deed recorded April 21, 1980 in Book 1450, Page 478 of
     Official Records, it being expressly understood and agreed that said El
     Toro Land and Cattle Co., its successors and assigns, shall have no right to enter upon the surface of said land, or to use said land or any portion thereof to said depth of five hundred (500) feet, for any purpose whatsoever.

FEE PARCEL 3

     Parcel 2 of Parcel Map No. M-1106, in an unincorporated area of the County of Imperial, State of California, according to map filed November 28, 1978 in Book 4, Page 63 of Parcel Maps in the office of the County Recorder of
     Imperial County.

     Excepting therefrom minerals, either in solid or liquid form, geothermal steam, naturally heated water, and thermal energy below a depth of 500 feet from the surface of said land, without the right of surface entry, as reserved by Norman E. Wallace and Norman E. Wallace, trustee of the testamentary trust of Helen S. Fugate, deceased, in grant deed recorded
     September 26, 1979 as Instrument No. 4 in Book 1441, Page 935 of Official
     Records.

FEE PARCEL 4

     Parcel 4 of Parcel Map No. M-1106, in an unincorporated area of the County of Imperial, State of California, according to map filed November 28, 1978 in Book 4, Page 63 of Parcel Maps in the office of the County Recorder of
     Imperial County.

     Excepting therefrom minerals, either in solid or liquid form, geothermal steam, naturally heated water, and thermal energy below a depth of 500 feet from the surface of said land.

     The foregoing was conveyed to Second Imperial Geothermal Company, a
     California limited partnership, by grant deed recorded November 25, 1992 as
     Instrument No. 92026084 in Book 1716, Page 1469 of Official Records.

                                                                         ANNEX B
                                                  TO THE NOTE PURCHASE AGREEMENT

                           Material Project Documents

                          A. POWER PURCHASE AGREEMENTS

     1.   Power Purchase and Sales Agreement, dated August 26, 1983, between
          Southern California Edison Company and Chevron U.S.A. Inc., as
          assigned by Chevron U.S.A. to Heber Geothermal Company under that certain Assignment and Assumption Agreement, dated August 26, 1983, as amended by that certain Amendment No. 1 to Power Purchase and Sales
          Agreement, dated December 11, 1984, and as further amended by that certain Settlement Agreement and Amendment No. 2 to Power Purchase
          Contract, dated August 7, 1995.

     2.   Power Purchase Contract, dated April 16, 1985, between Southern
          California Edison Company and Second Imperial Geothermal Company, as
          amended by that certain Amendment No. 1 to Power Purchase Contract, dated October 23, 1987, as further amended by that certain Amendment
          No. 2 to Power Purchase Contract, dated July 27, 1990, and as further amended by that certain Amendment No. 3 to Power Purchase Contract, dated November 24, 1992.

     3.   Long-Term Power Purchase Agreement, dated on or about the Time of
          Delivery, between Southern California Public Power Authority and
          OrHeber 2 Inc.

                         B. PLANT CONNECTION AGREEMENTS

     1.   Plant Connection Agreement, dated on or about the Time of Delivery, between Imperial Irrigation District and Heber Geothermal Company.

     2.   Plant Connection Agreement, dated October 27, 1992, between Imperial
          Irrigation District and Second Imperial Geothermal Company.

     3.   Interconnection and Operation Agreement, dated on or about the Time of
          Delivery, between Imperial Irrigation District and OrHeber 2 Inc.

     4.   Interconnection and Operation, dated on nor about the Time of
          Delivery, between Imperial Irrigation District and OrHeber 2 Inc.

                     C. OPERATION AND MAINTENANCE AGREEMENT

     1.   Amended and Restated Operation and Maintenance Agreement, dated on or about the Time of Delivery, among Heber Field Company, Heber
          Geothermal Company, Second Imperial Geothermal Company, OrHeber 2 Inc.
          and Ormat Nevada Inc.

                        D. TRANSMISSION SERVICE AGREEMENT

     1.   Transmission Service Agreement for Alternative Resources, dated
          October 27, 1992, between Imperial Irrigation District and Second
          Imperial Geothermal Company.

             E. FLUID SUPPLY AGREEMENTS AND WATER SUPPLY AGREEMENTS

     1.   Geothermal Sales Agreement, dated December 18, 1991, between U.S.
          Trust Company of California, N.A. and Heber Geothermal Company, as
          amended by that certain First Amendment to Geothermal Sales Agreement, dated January 20, 1993, as further amended by that certain Second
          Amendment to Geothermal Sales Agreement, dated September 4, 1996 and as assumed by HFC pursuant to the Ownership Interest Purchase
          Agreement dated as of November 21, 2003 among OrHeber 1 Inc., OrHeber
          2 Inc., OrHeber 3 Inc., OrMammoth Inc., Covanta Heber Field Energy,
          Inc., Heber Field Energy II, Inc., ERC Energy, Inc., ERC Energy II,
          Inc., Heber Loan Partners, Covanta Power Pacific, Inc., Pacific
          Geothermal Co., Mammoth Geothermal Co., Amor 14 Corporation, Covanta
          SIGC Energy II, Inc., Covanta Energy Americas, Inc., and Covanta
          Energy Corporation.

     2.   Fluid Supply Agreement, dated January 30, 2004, between Heber Field
          Company and Second Imperial Geothermal Company.

     3.   Water Supply Agreement, dated August 16, 1994, between Imperial
          Irrigation District and Heber Geothermal Company.

     4.   Water Supply Agreement, dated October 27, 1992, between Imperial
          Irrigation District and Second Imperial Geothermal Company.

                                                                         ANNEX C
                                                  TO THE NOTE PURCHASE AGREEMENT

                      Governmental Approvals to be Obtained

                                 HEBER 1 PROJECT

GOVERNMENTAL AUTHORITY   APPROVAL                      COMMENT
----------------------   --------                      -------

1. ICAPCD                Title V Permit Modification   Application has been
                                                       filed. Facility may
                                                       decide to drop out of
                                                       Title V program instead
                                                       of obtaining Title V
                                                       amendment. If so, a
                                                       non-Title V Permit to
                                                       Construct and Permit to
                                                       Operate will be required.

2. ICAPCD                Permit to Operate 1641B       Two Cell Cooling Tower

                               HEBER FIELD COMPANY

GOVERNMENTAL AUTHORITY   APPROVAL                      COMMENT
----------------------   --------                      -------
1. ICAPCD                Permits to Construct and      For Heber 1 cooling tower
                         Operate (or amendment(s) to   discharge injection
                         existing PTOs)

2.  DOGGR                Permit(s) to drill, modify    For Heber 1 cooling tower
                         and/or operate injection      discharge injection
                         well(s)

                                 HEBER 2 PROJECT

GOVERNMENTAL AUTHORITY   APPROVAL                      COMMENT
----------------------   --------                      -------
1. ICAPCD                Authority to Construct        Application Filed 5/24/05
                         2217B

2. ICAPCD                Permit to Operate 2217B

3. ICAPCD                Permit to Operate 2231A       To add production well
                                                       P-12

                                  GOULD PROJECT

GOVERNMENTAL AUTHORITY   APPROVAL
----------------------   --------
1. FERC                  Qualifying Facility
                         Self-Certification